                                          SCHEDULE 14A
                            Information Required in Proxy Statement
                                         (Rule 14a-101)
                                    SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the Securities
                                      Exchange Act of 1934
                                        (Amendment No. )

Filed by the Registrant                         /X/
Filed by a Party other than the Registrant     / /

Check the appropriate box:
/   / Preliminary Proxy Statement
/   / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ X / Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                        (Name of Registrant as Specified in its Charter)

                                          Dina C. Lee

                           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2)
      or Schedule 14A.
/  /  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:  N/A

/ /   Fee paid previously with preliminary materials.

/ /   Check box if any part of the fee is offset as provided  by  Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:  Schedule 14A

(3)   Filing Party: Dina C. Lee

(4)   Date Filed:  November 25, 2002

John V. Murphy
Chairman, President and                               OppenheimerFunds Logo
Chief Executive Officer                               OppenheimerFunds, Inc.
498 Seventh Avenue
                                                New York, NY 10018
                                                www.oppenheimerfunds.com
                                                ------------------------

                                                December 2, 2002

Dear Oppenheimer Gold & Special Minerals Fund Shareholder,

We have scheduled a shareholder meeting on January 16, 2003 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote
"for" the election of Trustees and for each Proposal.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone by following the instructions on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o     Election of Trustees.  You are being asked to consider and approve the election of twelve Trustees.  You will find detailed information on the
   Trustees in the enclosed proxy statement

o     Approval to Change the Fund's Diversification Status from Diversified to Non-Diversified

o     Approval of Elimination or Amendment of Certain Fundamental Investment
   Policies.  Your approval is requested to eliminate or amend certain fundamental investment policies of the Fund

o     Authorize the Trustees to adopt an Amended and Restated Declaration of
   Trust

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800.708.7780.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,
                                          John V. Murphy signature

Enclosures
XP0410.002.1202

    PROXY CARD     OPPENHEIMER GOLD & SPECIAL MINERALS FUND    PROXY CARD

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2003

The undersigned,  revoking prior proxies,  hereby appoints Brian Wixted,  Philip
Vottiero,   Kathleen   Ives  and  Philip   Masterson,   and  each  of  them,  as
attorneys-in-fact   and  proxies  of  the   undersigned,   with  full  power  of
substitution,  to vote shares held in the name of the  undersigned on the record date at the Special Meeting of Shareholders  of Oppenheimer  Gold &  Special
Minerals  Fund (the  "Fund"),  to be held at 6803 South Tucson Way,  Centennial,
Colorado,  80112,  on January 16, 2003,  at 1:00 P.M.  Mountain  time, or at any adjournment  thereof,  upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This  proxy is  solicited  on  behalf  of the  Fund's  Board of  Trustees,  and all proposals  (set forth on the reverse of this proxy card) have been  proposed by the
Board of Trustees.  When properly  executed,  this proxy will be voted as indicated
on the reverse side or "FOR" a proposal if no choice is  indicated.  The proxy will be voted in  accordance  with the  proxy  holders'  best  judgment  as to any other matters that may arise at the Meeting.

                                                  VOTE VIA THE TELEPHONE:
                                                  1-800-597-7836
                                                  CONTROL NUMBER:  999  9999
                                                  9999  999

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should  sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

-------------------------
Signature

-------------------------
Signature of joint owner, if any

-------------------------
Date

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]
1. To elect a Board of Trustees:

01  Leon Levy           02  Donald W. Spiro           03  John V. Murphy
04  Robert G. Galli     05  Phillip A. Griffiths      06  Benjamin Lipstein
07  Joel W. Motley      08 Elizabeth B. Moynihan      09  Kenneth A. Randall
10  Edward V. Regan     11  Russell S. Reynolds, Jr.  12  Clayton K. Yeutter

FOR                   WITHOLD                FOR ALL
ALL                  AUTHORITY                EXCEPT
                      FOR ALL
[  ]                    [  ]                   [  ]  1.

   If you wish to withhold authority to vote your shares "for" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below.  Your shares will be voted "FOR" any remaining nominee(s).

2.  To Change the Fund's Diversification Status from a Diversified to a
    Non-Diversified Fund:

FOR                 AGAINST                 ABSTAIN
[  ]                [  ]                     [  ]  2.

3.  To approve the elimination or amendment of certain fundamental investment policies of the Fund:

A.    Purchasing Securities on Margin
B.    Investing in Real Estate
C.    Investing in Commodities
D.    Purchasing Securities of Issuers in which Officers or Trustees have an
      Interest
E.    Investing in a Company for the Purpose of Acquiring Control
F.    Investing in Oil or Gas Exploration or Development Programs
G.    Investing in Other Investment Companies
H.    Borrowing
I.    Pledging Assets
J.    Lending

  FOR      AGAINST    ABSTAIN

  [  ]     [  ]      [  ]   3. A
  [  ]     [  ]      [  ]   3. B
  [  ]     [  ]      [  ]   3. C
  [  ]     [  ]      [  ]   3. D
  [  ]     [  ]      [  ]   3. E
  [  ]     [  ]      [  ]   3. F
  [  ]     [  ]      [  ]   3. G
  [  ]     [  ]      [  ]   3. H
  [  ]     [  ]      [  ]   3. I
  [  ]     [  ]      [  ]   3. J

4. To Authorize the Trustees to adopt an Amended and Restated Declaration of
   Trust.

A. Future Amendments of the Declaration of Trust.
B. Reorganization of the Trust or Its Series or Classes.
C. Involuntary Redemptions.
D. Other Changes Under the Amended and Restated Declaration of Trust.

  FOR      AGAINST     ABSTAIN

  [  ]     [  ]      [  ]   4. A
  [  ]     [  ]      [  ]   4. B
  [  ]     [  ]      [  ]   4. C
  [  ]     [  ]      [  ]   4. D

                   OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                 6803 South Tucson Way, Centennial, CO 80112

             Notice Of Special Meeting Of Shareholders To Be Held

                               January 16, 2003

To The Shareholders of Oppenheimer Gold & Special Minerals Fund:

Notice is hereby given that a Special Meeting of the Shareholders (the
"Meeting") of Oppenheimer Gold & Special Minerals Fund (the "Fund") will be held at 6803 South Tucson Way, Centennial, Colorado, 80112, at 1:00 P.M.
Mountain time, on January 16, 2003.

During the Meeting, shareholders of the Fund will vote on the following proposals and related sub-proposals:

1.    To elect a Board of Trustees;

      2.   To change the Fund's diversification status from diversified to non-diversified;

3.    To approve the elimination or amendment of certain fundamental investment policies of the Fund;

4.    To authorize the Trustees to adopt an Amended and Restated Declaration of Trust; and

5.    To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on November 11, 2002 are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the attached Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each proposal. WE URGE YOU TO
MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
November 30, 2002

                  PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

410

                              TABLE OF CONTENTS

                                                                          Page

Questions and Answers                                                         ii

Proxy Statement                                                                1

Proposal 1: To Elect a Board of Trustees                                       2

Proposal 2: To Change the Fund's Diversification Status from Diversified to
            Non-Diversified                                                   12

Introduction to Proposal 3                                                    13

Proposal 3: To approve the elimination or amendment of certain fundamental    15
            investment policies of the Fund

Introduction to Proposal 4                                                    23

Proposal 4: To authorize the Trustees to adopt an Amended and Restated
Declaration                                                                   24
            of Trust

Information About the Fund                                                    27

Further Information About Voting and the Meeting                              29

Other Matters                                                                 33

EXHIBIT A:  Amended and Restated Declaration of Trust                        A-1

                    OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                     PROXY STATEMENT QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.   The Trustees of Oppenheimer  Gold & Special Minerals Fund (the "Fund") have asked  that  you  vote  on  several  matters  at  the  Special  Meeting  of
     Shareholders to be held on January 16, 2003.

Q.    Who is Eligible to Vote?

A.   Shareholders  of record at the close of business  on November  11, 2002 are entitled  to  vote  at the  Meeting  or  any  adjournment  of the  Meeting.
     Shareholders are entitled to cast one vote per share (and a fractional vote for a fractional  share) for each matter  presented  at the Meeting.  It is expected that the Notice of Meeting,  Proxy Ballot and Proxy Statement will be mailed to shareholders of record on or about December 2, 2002.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees;

2.   To  change  the  Fund's   diversification   status  from   diversified   to
     non-diversified;

3.   To approve the elimination or amendment of certain  fundamental  investment policies of the Fund; and

4.   To authorize the Trustees to adopt an Amended and Restated  Declaration  of
     Trust.

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees;

          2.   FOR changing the Fund's  diversification  status from diversified to non- diversified;

          3.   FOR  the   elimination   or  amendment  of  each  of  the  Fund's
               fundamental  investment  policies  proposed to be  eliminated  or amended, as the case may be; and

          4.   FOR  each  sub-proposal  related  to  the  authorization  of  the
               Trustees to adopt an Amended and Restated Declaration of Trust.

Q.   What are the Reasons for the Proposed Change in the Fund's  Diversification
     Status from Diversified to Non-Diversified?

A.   The Trustees and the Fund's investment advisor, OppenheimerFunds, Inc. (the
     "Manager"),  believe managing the Fund as a  non-diversified  fund may make the Fund more  competitive  with its peer group.  The Trustees also believe managing Gold & Special  Minerals  Fund as a  non-diversified  fund,  which would  permit  the Fund to invest a greater  percentage  of its assets in a fewer number of issuers,  is consistent  with the investment risk typically associated  with a sector fund such as the Fund.  Please see Proposal 2 for further  details,  including a discussion of the risks associated with this proposal.

Q.   What  are  the  Reasons  for the  Proposed  Changes  to Some of the  Fund's
     Fundamental Investment Policies?

A.   Some of the Fund's  current  policies  reflect  regulations  that no longer apply to the Fund. In other cases,  the Fund's  policies are more stringent than current regulations require. The Trustees and Manager believe that the
     proposed   changes  to  the  Fund's   investment   policies   will  benefit
     shareholders  by  allowing  the Fund  more  flexibility  to adapt to future changes in the investment  environment and increasing the Fund's ability to take advantage of investment opportunities.

Q.   Why is the Board of Trustees  Recommending  the  Adoption of an Amended and
     Restated Declaration of Trust?

A.   The  Trustees  recommend  the  adoption  of a more  modern  form  of  trust instrument that, going forward, will be used as the standard declaration of trust for all new  Oppenheimer  funds organized as  Massachusetts  business
     trusts.   The  Trustees  believe  adoption  of  the  amended  and  restated
     declaration   of  trust  will  result  in  more  efficient  and  economical governance of the Fund by providing the Trustees with more  flexibility and broader authority to act without shareholder approval.  Adoption of the new declaration of trust will not result in any changes in the Fund's  Trustees or  officers  or  in  the  investment  policies  and  shareholder  services described in the Fund's current prospectus.

Q.   How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting (if you are a record owner)
o     By telephone (please see the insert for instructions)

          Voting by  telephone  is  convenient  and can help  reduce  the Fund's
                                    ----------      --- ----  ------  --- ------
     expenses.  Whichever  method you  choose,  please take the time to read the
     --------
     full text of the proxy statement before you vote.

          Please be advised  that the  deadline  for voting by telephone is 3:00
     p.m. Eastern time ("ET") on the last business day before the Meeting.

Q.    How Will My Vote Be Recorded?

A.   Proxy ballots that are properly  signed,  dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify  a vote  for any of the  proposals,  your  proxy  will be  voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the
     Trustees'  recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further Information About
     Voting and the Meeting" section of the Proxy Statement.

Q.    How Can I Revoke My Proxy?

A.   You may revoke  your proxy at any time before it is voted by  forwarding  a written  revocation  or a  later-dated  proxy  ballot  to the Fund  that is received at or prior to the  Meeting,  or any  adjournment  thereof,  or by attending the Meeting, or any adjournment thereof, and voting in person (if you are a record  owner).  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m.  (ET) on the last  business day before the Meeting.

Q.    How Can I Get More Information About the Fund?

Copies of the Fund's  annual  report  dated June 30, 2002 have  previously  been mailed to  Shareholders.  If you would like to have  copies of the  Fund's  most recent  annual  report sent to you free of charge,  please call us  toll-free at
1.800.708.7780,  write to the Fund at OppenheimerFunds  Services, P.O. Box 5270,
Denver,   Colorado   80217-5270  or  visit  the  Oppenheimer  funds  website  at
www.oppenheimerfunds.com.

Q.   Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.708.7780.

The proxy  statement is designed to furnish  shareholders  with the  information necessary  to vote on the matters  coming  before the  Meeting.  If you have any questions, please call us at 1.800.708.7780.

                   OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                               PROXY STATEMENT

                       Special Meeting of Shareholders
                         To Be Held January 16, 2003

     This  statement is  furnished to the  shareholders  of  Oppenheimer  Gold &
Special  Minerals Fund (the "Fund") in connection  with the  solicitation by the
Fund's  Board  of  Trustees  of  proxies  to be used  at a  special  meeting  of shareholders  (the  "Meeting") to be held at 6803 South Tucson Way,  Centennial,
Colorado,  80112,  at 1:00 P.M.  Mountain  time,  on January  16,  2003,  or any adjournment  thereof.  It is expected  that the mailing of this Proxy  Statement will be made on or about December 2, 2002.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Trustees                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To Change the Fund's  Diversification Status from
     Diversified to Non-Diversified                    All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To  Approve  the   Elimination  or  Amendment  of
     Certain  Fundamental  Investment Policies for the
     Fund
-------------------------------------------------------
-------------------------------------------------------------------------------
     A.  Purchasing Securities on Margin               All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     B.  Investing in Real Estate                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     C.  Investing in Commodities                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     D.  Purchasing  Securities  of  Issuers  in which
        Officers or Trustees have an Interest          All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     E.  Investing  in a Company  for the  Purpose  of
         Acquiring Control                             All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     F.  Investing  in  Oil  or  Gas   Exploration  or All
         Development Programs
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     G.  Investing in Other Investment Companies       All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     H.  Borrowing                                     All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     I.   Pledging Assets                              All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     J.   Lending                                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To  Authorize  the  Trustees  to Adopt an Amended
     and Restated Declaration of Trust                 All
-------------------------------------------------------------------------------

                       PROPOSAL 1: ELECTION OF TRUSTEES

      At the Meeting, twelve (12) Trustees are to be elected.  If elected, the Trustees will serve indefinite terms until a shareholder meeting is called for the purpose of voting for Trustees or until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all of the nominees named below.

      As a Massachusetts business trust, the Fund is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing
Trustees.  As a result, if elected, the Trustees will hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

      Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's Declaration of
Trust.  Also, if at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

      Each of the nominees currently serves as a Trustee of the Fund.  Each of the nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected.  Each of the Trustees serves as trustee or director of other funds in the Oppenheimer family of funds.  The Oppenheimer funds on which each of the Trustees currently serves are referred to as
"Board I Funds" in this proxy statement.

      Except for Mr. Murphy, each of the Trustees is an independent trustee of the Fund ("Independent Trustee").  Mr. Murphy is an "Interested Trustee"
(as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund, because he is affiliated with OppenheimerFunds, Inc. (the "Manager") by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      Mr. Reynolds has reported he has a controlling interest in The
Directorship Search Group, Inc. ("The Directorship Search Group"), a director and executive recruiting firm that provided consulting services to
Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $75,000 from July 1, 1999 through December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship
Search Group.  Mr. Reynolds estimates that The Directorship Search Group will bill Massachusetts Mutual Life Insurance Company $150,000 for services to be provided during the calendar year 2002.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee.  Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the 1940 Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent
Trustees was present or whether a majority of Independent Trustees approved the matter.

      Messrs. Galli and Spiro have had no material business or professional relationship with the Manager or its affiliates within the past two fiscal years.  However, within the past five years and before becoming Independent
Trustees they had been officers of the Manager and owned shares of its parent company.  In 1997, Mr. Galli sold his remaining shares of the Manager's parent company for a cash payment of approximately $7,851,200.  In 1999, Mr.
Spiro sold his remaining shares of the Manager's parent company for a cash payment of approximately $9,399,000.

      The Fund's Trustees and officers, their positions with the Fund and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below.  All information is as of July 22, 2002, except as otherwise indicated.

Nominees for Independent Trustee

-------------------------------------------------------------------------------------

Name, Address,1   Principal Occupation(s) During Past 5       Dollar      Aggregate
                                                                           Dollar
                                                                          Range of
                                                                         y Shares
                                                                         Beneficially
                                                                          Owned in
                                                              Range of       the
                                                              Shares     Oppenheimer
Age, Position(s)                                              Beneficiall   Funds
Held with Fund                                                Owned in    Overseen
and Length of     Years / Other Trusteeships/Directorships    the Fund   by Nominee
Service (as       Held by Nominee / Number of Portfolios in   (as of       (as of
applicable)2      Fund Complex Currently Overseen by Nominee   7/22/02)   7/22/02)

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Leon Levy,        General Partner (since 1982) of Odyssey     $0         None
Chairman of the   Partners, L.P. (investment partnership)
Board of Trustees and Chairman of the Board (since 1981) of
Trustee since     Avatar Holdings, Inc. (real estate
1983              development). Oversees 31 portfolios in
Age: 77           the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Galli,  A trustee or director of other  Oppenheimer Over       Over
Trustee since     funds.   Formerly  Vice  Chairman  (October
1993              1995-December   1997)   of   the   Manager.
Age: 69           Oversees    41     portfolios     in    the $100,000   $100,000
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Phillip A.        The Director  (since 1991) of the Institute $0         Over
Griffiths,        for  Advanced   Study,   Princeton,   N.J.,
Trustee since     director   (since  2001)  of  GSI  Lumonics
1999              (provider  of   laser-based   manufacturing
Age: 64           systems  and  components)  and a member  of
                  the  National  Academy of  Sciences  (since
                  1979);      formerly     (in     descending
                  chronological  order) a director of Bankers
                  Trust  Corporation,  Provost and  Professor            $100,000
                  of  Mathematics  at  Duke   University,   a
                  director of Research Triangle  Institute (a
                  scientific   research   and   technological
                  development  organization),  Raleigh,  N.C.
                  and a Professor of  Mathematics  at Harvard
                  University.  Oversees 31  portfolios in the
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin          Professor  Emeritus  of  Marketing,   Stern $0         Over
Lipstein,         Graduate       School      of      Business
Trustee since     Administration,    New   York   University.
1983              Oversees    31     portfolios     in    the            $100,000
Age: 79           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Joel W. Motley    Director (January  2002-present),  Columbia None3      None3
Trustee since     Equity   Financial  Corp.   (privately-held
October 2002      financial   adviser);   Managing   Director
Age: 50           (January  2002-present),   Carmona  Motley,
                  Inc.  (privately-held  financial  adviser);
                  Formerly he held the  following  positions:
                  Managing  Director  (January  1998-December
                  2001),    Carmona   Motley   Hoffman   Inc.
                  (privately-held     financial     adviser);
                  Managing  Director  (January  1992-December
                  1997),     Carmona     Motley     &     Co.
                  (privately-held     financial     adviser).
                  Oversees    31     portfolios     in    the
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Elizabeth B.      Author  and  architectural   historian;   a                        ,000
Moynihan,         trustee  of the  Freer  Gallery  of Art and
Trustee since     Arthur  M.  Sackler  Gallery   (Smithsonian
1992              Institute),   Trustees   Council   of   the
Age: 73           National  Building  Museum; a member of the $0         $50,001-$100
                  Trustees  Council,  Preservation  League of
                  New York State.  Oversees 31  portfolios in
                  the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A.        A  director  of  Dominion  Resources,  Inc. $1-$10,000 Over
Randall, Trustee  (electric   utility  holding  company)  and
since 1983        Prime Retail,  Inc. (real estate investment
Age: 75           trust);  formerly  a director  of  Dominion
                  Energy,  Inc. (electric power and oil & gas
                  producer),  President  and Chief  Executive
                  Officer  of  The  Conference   Board,  Inc.
                  (international    economic   and   business            $100,000
                  research)  and  a  director  of  Lumbermens
                  Mutual    Casualty    Company,     American
                  Motorists  Insurance  Company and  American
                  Manufacturers   Mutual  Insurance  Company.
                  Oversees    31     portfolios     in    the
                  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,  President,    Baruch   College,   CUNY;   a                        ,000
Trustee since     director of RBAsset (real estate  manager);
1993              a director of OffitBank;  formerly Trustee,
Age: 72           Financial  Accounting  Foundation (FASB and
                  GASB),   Senior   Fellow  of  Jerome   Levy
                  Economics    Institute,    Bard    College,
                  Chairman    of     Municipal     Assistance $1-$10,000 $50,001-$100
                  Corporation  for the City of New York,  New
                  York State  Comptroller  and Trustee of New
                  York  State  and  Local   Retirement  Fund.
                  Oversees  31  investment  companies  in the
                  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.        Chairman  (since 1993) of The  Directorship                        000
Reynolds, Jr.,    Search Group,  Inc.  (corporate  governance
Trustee since     consulting  and  executive  recruiting);  a
1989              life   trustee   of   International   House
Age: 70           (non-profit educational organization),  and $0         $10,001-$50,
                  a  trustee  (since  1996) of the  Greenwich
                  Historical Society.  Oversees 31 portfolios
                  in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Donald W. Spiro,
Vice Chairman of
the Board of      Chairman  Emeritus  (since January 1991), a
Trustees,         director (January  1969-August 1999) of the $0         Over
Trustee since     Manager.  Oversees  31  portfolios  in  the            $100,000
1985              OppenheimerFunds complex.
Age: 76

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.        Of Counsel  (since  1993),  Hogan & Hartson $0         $50,001-$100,000
Yeutter, Trustee  (a   law   firm).   Other    directorships:
since 1991        Caterpillar,    Inc.    (manufacturer    of
Age: 71           construction and mining  equipment)  (since
                  1993) and  Weyerhaeuser  Co.  (since 1999).
                  Oversees    31     portfolios     in    the
                  OppenheimerFunds complex.
-------------------------------------------------------------------------------------

Nominee for Interested Trustee

-------------------------------------------------------------------------------------

Name, Address,4   Principal Occupation(s) During Past 5       Dollar      Aggregate
                                                                           Dollar
                                                                          Range of
                                                                         y Shares
                                                                         Beneficially
                                                                          Owned in
                                                              Range of       the
                                                              Shares     Oppenheimer
                                                              Beneficiall   Funds
Age, Position(s)                                              Owned in    Overseen
Held with Fund    Years / Other Trusteeships/Directorships    the Fund   by Nominee
and Length of     Held by Nominee / Number of Portfolios in   (as of       (as of
Service5          Fund Complex Overseen by Nominee             7/22/02)   7/22/02)

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,   Chairman,   Chief  Executive   Officer  and     $0        Over
President and     director  (since  June 2001) and  President
Trustee since     (since  September  2000)  of  the  Manager;
October 2001      President  and a  director  or  trustee  of
Age: 53           other  Oppenheimer  funds;  President and a
                  director  (since July 2001) of  Oppenheimer
                  Acquisition  Corp.  (the  Manager's  parent
                  holding   company)   and   of   Oppenheimer
                  Partnership   Holdings,   Inc.  (a  holding
                  company  subsidiary  of  the  Manager);   a
                  director    (since    November   2001)   of
                  OppenheimerFunds   Distributor,   Inc.   (a
                  subsidiary of the Manager);  Chairman and a
                  director  (since July 2001) of  Shareholder
                  Services,    Inc.   and   of    Shareholder
                  Financial  Services,  Inc.  (transfer agent
                  subsidiaries  of  the  Manager);  President
                  and  a  director   (since   July  2001)  of
                  OppenheimerFunds    Legacy    Program    (a
                  charitable  trust  program  established  by
                  the Manager);  a director of the investment
                  advisory  subsidiaries of the Manager:  OFI
                  Institutional  Asset  Management,  Inc. and
                  Centennial  Asset  Management   Corporation
                  (since  November 2001),  HarbourView  Asset
                  Management   Corporation  and  OFI  Private
                  Investments,   Inc.   (since   July  2001);
                  President  (since  November  1, 2001) and a
                  director  (since July 2001) of  Oppenheimer             $100,000
                  Real  Asset  Management,  Inc.;  a director
                  (since    November    2001)   of    Trinity
                  Investment  Management  Corp.  and  Tremont
                  Advisers,    Inc.    (Investment   advisory
                  affiliates of the Manager);  Executive Vice
                  President    (since   February   1997)   of
                  Massachusetts    Mutual   Life    Insurance
                  Company (the Manager's parent  company);  a
                  director   (since   June   1995)   of   DBL
                  Acquisition  Corporation;  formerly,  Chief
                  Operating  Officer   (September   2000-June
                  2001)  of  the   Manager;   President   and
                  trustee  (November  1999-November  2001) of
                  MML Series  Investment  Fund and MassMutual
                  Institutional  Funds  (open-end  investment
                  companies);     a    director    (September
                  1999-August  2000) of C.M.  Life  Insurance
                  Company;    President,    Chief   Executive
                  Officer     and     director     (September
                  1999-August  2000)  of MML Bay  State  Life
                  Insurance   Company;   a   director   (June
                  1989-June  1998) of  Emerald  Isle  Bancorp
                  and Hibernia  Savings Bank (a  wholly-owned
                  subsidiary   of  Emerald   Isle   Bancorp).
                  Oversees    69     portfolios     in    the
                  OppenheimerFunds complex.
-------------------------------------------------------------------------------------

A.  General Information Regarding the Board of Trustees.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance and review the actions of the Manager, which is responsible for the Fund's day-to-day operations.  Six regular meetings of the Trustees were held during the Fund's fiscal year ended June 30, 2002.  Each of the incumbent Trustees was present for at least 75% of the aggregate number of Board of Trustees meetings and committees on which that Trustee served that were held during the period.

B.  Committees of the Board of Trustees.

      The Board of Trustees has appointed standing Audit, Study and Proxy
Committees comprised of Independent Trustees only.

      The members of the Audit Committee are Kenneth Randall (Chairman),
Benjamin Lipstein and Edward Regan.  The Audit Committee held five meetings during the Fund's fiscal year ended June 30, 2002.  The Audit Committee furnishes the Board with recommendations regarding the selection of the
Fund's independent auditors.  Other functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditor regarding the Fund's internal accounting procedures and controls; and
(iii) establishing a separate line of communication between the Fund's independent auditors and its Independent Trustees.

      The members of the Study Committee are Benjamin Lipstein (Chairman),
Robert Galli and Elizabeth Moynihan.  The Study Committee held eight meetings during the Fund's fiscal year ended June 30, 2002.  Among other functions, the Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the 1940 Act and other applicable law.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and Clayton Yeutter.  The Proxy Committee held one meeting during the fiscal year ended June 30, 2002.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

      Based on the Audit Committee's recommendation, the Board of Trustees of the Fund, including a majority of the Independent Trustees, at a meeting held
August 15, 2002, selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning July 1, 2002.  KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor.

      1.  Audit Fees.

      During the fiscal year ended June 30, 2002, KPMG performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Board of Trustees.

      The aggregate fees billed by KPMG for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2002 were $15,000.

      2.  All Other Fees.

      There were no fees billed by KPMG for services rendered to the Fund other than the services described above under "Audit Fees" for the fiscal
year ended June 30, 2002.   Additionally, there were no fees billed by KPMG
to the Manager or subsidiaries of the Manager for services rendered to the
Manager or any entity controlling, controlled by, or under common control with the Manager that provides services to the Fund.  The aggregate fees billed by KPMG for non-audit services rendered to the Fund's Manager and its subsidiaries during the fiscal year ended June 30, 2002 were $56,099.

      The Audit Committee of the Fund's Board of Trustees considered whether the provision of these non-audit services is compatible with maintaining
KPMG's independence with respect to the audit services it provides to the
Fund.

      Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Trustees.

      The Fund's Independent Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Board I Fund for which they serve as a director or trustee pays a share of those expenses.

      Neither the officers of the Fund nor any Interested Trustee receives any salary or fee from the Fund. The Independent Trustees of the Fund received the compensation shown below from the Fund with respect to the
Fund's fiscal year ended June 30, 2002.

     The compensation from all of the Board I Funds (including the Fund)
represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.
Compensation from the Fund is paid for services in the positions listed below their names.

-------------------------------------------------------------------------------
Name             of  Aggregate    Retirement  Number   Estimated     Total
                                              of       Annual
                                              Board I  Retirement
                                              Funds    Benefits
                                              which    Paid at
Independent                                   Trustee  Retirement Compensation
Trustee  or Nominee                Benefits   or       from all     From All
for     Independent               Accrued as  Nominee  Board I      Board I
Trustee  and  Other                  Part     Oversees Funds (33     Funds
Fund    Position(s) Compensation   of Fund    as of      Funds)   Overseen by
(as applicable)      from Fund1   Expenses1   12/31/01              Nominee2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Leon Levy                $0          $83         31                 $173,700
Chairman                                                $137,560
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Galli3         $0          $244        41                 $202,886
Study Committee                                         $ 32,766
   Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Phillip Griffiths        $0          $65        304                 $54,889
                                                        $ 6,803

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Benjamin Lipstein        $0           $0         31                 $150,152
Study Committee
   Chairman,                                            $118,911
Audit Committee
   Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Joel Motley5            N/A          N/A         31                   N/A
                                                          N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Elizabeth B.
   Moynihan                                             $ 52,348
Study Committee          $0          $316        31                 $105,760
   Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Kenneth A. Randall       $0          $192        31                 $97,012
Audit Committee                                         $76,827
   Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward V. Regan          $0          $334        31                 $95,960
Proxy Committee                                         $ 42,748
Chairman, Audit
Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Russell S.               $0          $207        31                 $71,792
   Reynolds, Jr.                                             $
Proxy Committee                                        46,197
   Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Donald Spiro             $0          $78         31                 $64,080
                                                        $ 3,625

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Clayton K. Yeutter       $0          $158        31                 $71,792
Proxy Committee                                         $ 31,982
   Member
-------------------------------------------------------------------------------
1. For  the  fiscal  year  ended  June  30,  2002.  Aggregate  compensation includes fees, deferred compensation,  if any, and retirement plan benefits accrued for a Trustee.
2. For the 2001 calendar year.
3. Total  compensation  for the 2001 calendar  year  includes  compensation received for serving as a  trustee/director  of 10 other  Oppenheimer funds in addition to the Board I Funds.
4. Mr. Griffiths currently oversees 31 Board I Funds.
5. Mr.  Motley  was  elected  as  Trustee  to the  Board I Funds  effective
   October 10, 2002.

      The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received.  A Trustee must serve as director or trustee for any of the
Board I Funds for at least 15 years to be eligible for the maximum payment.
Each Trustee's retirement benefits will depend on the amount of the compensation received by the Trustee for service in future fiscal years as well as the Trustee's length of service.

      The Board of  Trustees  has  adopted a  Deferred  Compensation  Plan for
Independent  Trustees  that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive  from the Fund.  Under the plan, the compensation  deferred by a Trustee is periodically  adjusted as though  an  equivalent  amount  had been  invested  in  shares  of one or more
Oppenheimer  funds  selected  by the  Trustee.  The amount paid to the Trustee under the plan will be determined  based upon the  performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

D. Information regarding Officers.

      Information is given below about the executive officers who are not
Trustees or nominees for Trustee of the Fund, including their business experience during the past five years. Messrs. Murphy, Zack, Wixted, Li,
Vottiero, Masterson and Molleur, and Mses. Feld, Bechtolt and Ives,
respectively, hold the same offices with one or more of the other funds in the OppenheimerFunds complex.  In light of Mr. Murphy's nomination as a trustee, his biographical information is provided above.

---------------------------------------------------------------------------------
Name, Address,6 Age,            Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund and
Length of Service7
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shanquan Li,                    Vice President of the Manager (since November
Vice President and Portfolio    1998); an officer of 1 portfolio in the
Manager (since July 1997)       OppenheimerFunds complex; formerly Assistant
Age: 47                         Vice President of the Manager (January 1997 -
                                November 1998); prior to joining the Manager in
                                November 1995, he was a Senior Quantitative
                                Analyst in the Investment Management Policy
                                Group of Brown Brothers Harriman & Co.
                                (February 1991 - October 1995).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Brian W. Wixted,                Senior  Vice  President  and  Treasurer   (since
Treasurer,  Principal Financial March  1999) of the  Manager;  Treasurer  (since and  Accounting  Officer (since March  1999)  of  HarbourView  Asset  Management
April 1999)                     Corporation,    Shareholder   Services,    Inc.,
Age: 42                         Oppenheimer Real Asset  Management  Corporation,
                                Shareholder     Financial    Services,     Inc.,
                                Oppenheimer  Partnership  Holdings,   Inc.,  OFI
                                Private  Investments,  Inc.  (since March 2000),
                                OppenheimerFunds    International    Ltd.    and
                                Oppenheimer  Millennium  Funds  plc  (since  May
                                2000), and OFI  Institutional  Asset Management,
                                Inc.  (since  November  2000),   (Offshore  fund
                                management   subsidiaries   of   the   Manager);
                                Treasurer  and Chief  Financial  Officer  (since
                                May  2000)  of  Oppenheimer  Trust  Company,  (a
                                trust   company   subsidiary  of  the  Manager);
                                Assistant   Treasurer   (since  March  1999)  of
                                Oppenheimer      Acquisition      Corp.      and
                                OppenheimerFunds  Legacy  Program  (since  April
                                2000);  formerly  Principal and Chief  Operating
                                Officer  (March  1995  -  March  1999),  Bankers
                                Trust Company-Mutual Fund Services Division.  An
                                officer    of    85     portfolios     in    the
                                OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Connie Bechtolt,                Assistant  Vice  President of the Manager (since
Assistant Treasurer             September    1998);     formerly    Manager/Fund
since 2002                      Accounting  (September  1994-September  1998) of
Age: 39                         the Manager.  An officer of 85 portfolios in the
                                OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Philip Vottiero,                Vice  President/Fund  Accounting  of the Manager
Assistant Treasurer             (since     March     2002;     formerly     Vice
since 2002                      President/Corporate  Accounting  of the  Manager
Age: 39                         (July  1999-March  2002)  prior  to which he was
                                Chief Financial  Officer at Sovlink  Corporation
                                (April   1996-June   1999).  An  officer  of  72
                                portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert G. Zack,                 Senior  Vice  President  (since  May  1985)  and
Secretary Board I               General  Counsel  (since  February  2002) of the
since  2001                     Manager;  General  Counsel and a director (since
Age: 53                         November 2001) of OppenheimerFunds  Distributor,
                                Inc.;  Senior Vice President and General Counsel
                                (since  November  2001)  of  HarbourView   Asset
                                Management  Corporation;  Vice  President  and a
                                director  (since  November  2000) of Oppenheimer
                                Partnership   Holdings,    Inc.;   Senior   Vice
                                President,   General   Counsel  and  a  director
                                (since  November 2001) of Shareholder  Services,
                                Inc., Shareholder Financial Services,  Inc., OFI
                                Private  Investments,  Inc.,  Oppenheimer  Trust
                                Company and OFI Institutional  Asset Management,
                                Inc.;  General  Counsel (since November 2001) of
                                Centennial  Asset  Management   Corporation;   a
                                director  (since  November  2001) of Oppenheimer
                                Real   Asset   Management,    Inc.;    Assistant
                                Secretary and a director  (since  November 2001)
                                of  OppenheimerFunds  International  Ltd.;  Vice
                                President     (since     November    2001)    of
                                OppenheimerFunds   Legacy   Program;   Secretary
                                (since    November    2001)    of    Oppenheimer
                                Acquisition   Corp.;   formerly  Acting  General
                                Counsel   (November   2001-February   2002)  and
                                Associate   General  Counsel  (May  1981-October
                                2001) of the  Manager;  Assistant  Secretary  of
                                Shareholder  Services,  Inc. (May  1985-November
                                2001),   Shareholder  Financial  Services,  Inc.
                                (November 1989-November 2001);  OppenheimerFunds
                                International  Ltd. and  Oppenheimer  Millennium
                                Funds  plc  (October   1997-November  2001).  An
                                officer    of    85     portfolios     in    the
                                OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Philip T. Masterson,            Vice President and Assistant Counsel of the
Assistant Secretary
since 2002                      Manager (since July 1998); formerly, an
Age: 38                         associate with Davis, Graham, & Stubbs LLP
                                (January 1997-June 1998). An officer of 85
                                portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Denis R. Molleur,               Vice   President  and  Senior   Counsel  of  the
Assistant Secretary             Manager  (since  July  1999);  formerly  a  Vice
since 2001                      President and  Associate  Counsel of the Manager
Age: 44                         (September  1995-July  1999).  An  officer of 82
                                portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Katherine P. Feld,              Vice  President and Senior  Counsel  (since July
Assistant Secretary s           1999)  of the  Manager;  Vice  President  (since
ince 2001                       June  1990)  of  OppenheimerFunds   Distributor,
Age: 45                         Inc.;  Director,  Vice  President  and Assistant
                                Secretary  (since June 1999) of Centennial Asset
                                Management  Corporation;  Vice President  (since
                                1997)  of  Oppenheimer  Real  Asset  Management,
                                Inc.;  formerly  Vice  President  and  Associate
                                Counsel of the Manager  (June  1990-July  1999).
                                An   officer   of   85    portfolios    in   the
                                OppenheimerFunds complex.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Kathleen T. Ives, Assistant     Vice  President  and  Assistant  Counsel  (since
Secretary                       June  1998)  of  the  Manager;   Vice  President
since 2001                      (since  1999) of  OppenheimerFunds  Distributor,
Age: 36                         Inc.;  Vice  President and  Assistant  Secretary
                                (since  1999)  of  Shareholder  Services,  Inc.;
                                Assistant  Secretary  (since  December  2001) of
                                OppenheimerFunds  Legacy Program and Shareholder
                                Financial  Services,  Inc.;  formerly  Assistant
                                Vice  President  and  Assistant  Counsel  of the
                                Manager  (August   1997-June  1998);   Assistant
                                Counsel  of  the  Manager  (August   1994-August
                                1997).  An  officer  of  85  portfolios  in  the
                                OppenheimerFunds complex.

--------------------------------------------------------------------------------
--------

1 The address of each nominee is 6803 S. Tucson Way, Centennial, CO 80112.
2 If elected, each Trustee will serve for an indefinite term, until his or her resignation, retirement, death or removal.
3 Mr. Motley was elected as Trustee to the Board I Funds effective October
10, 2002.
4 The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
5 If elected, Mr. Murphy will serve for an indefinite term, until his resignation, death or removal.
6 The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Masterson, Vottiero and Ms. Ives and Ms. Bechtolt, whose address is 6803 S. Tucson Way, Centennial, CO 80112-3924.
7 Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

All officers serve at the pleasure of the Board.

      As of November 11, 2002, the Trustees, nominees for Trustee and officers, individually and as a group, beneficially owned less than 1% of the outstanding Class A shares and no Class B, Class C, or Class N shares of the
Fund.  The foregoing statement does not reflect ownership of shares of the
Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or
OppenheimerFunds Distributor, Inc. (the "Distributor" of the Board I Funds)
or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
               A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

PROPOSAL 2: APPROVAL OF CHANGE IN THE FUND'S DIVERSIFICATION
STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

      The Fund is presently a  "diversified  company" under the 1940 Act. This means that as to 75% of its assets, no individual  security can represent more than 5% of the Fund's total  assets,  and the Fund cannot own more than 10% of any one issuer's  outstanding voting securities.  This investment  restriction does not  apply to  securities  issued  by the U.S.  Government  or any of its
agencies  or  instrumentalities.   The  Fund's  diversification  policy  is  a
fundamental  policy that can only be changed by a shareholder vote. The Fund's
Board  of   Trustees   has   approved   a   proposed   change  in  the  Fund's
diversification  status. If approved by Fund  shareholders,  the Fund would be
"non-diversified,"  and therefore be permitted to invest a greater  portion of its assets in the  securities  of a single  issuer.  The  current  fundamental investment  restrictions  are set forth  below.  The Fund's  policy  regarding diversification is required to be fundamental.

                         Current Fundamental Policies
                         ----------------------------

            o  With  respect  to 75% of its total  assets,  the
               Fund cannot buy securities  issued or guaranteed by
               any one issuer if more than 5% of its total  assets
               would be invested  in  securities  of that  issuer.
               The limit  does not apply to  securities  issued by
               the  U.S.  Government  or any of  its  agencies  or
               instrumentalities.
            o  The  Fund  cannot  buy  more  than  10%  of  the
               outstanding voting securities of any one issuer.
            o  The  Fund  cannot  buy   securities   issued  or
               guaranteed  by any one  issuer  if more than 10% of
               its total  assets  would be invested in  securities
               of  that  issuer.  The  limit  does  not  apply  to
               securities issued by the U.S.  government or any of
               its agencies or instrumentalities.

      As a non-diversified  investment company, the Fund would be permitted to invest in the securities of a single issuer  without limit.  This policy would give the Fund  more  flexibility  to invest  in  equity  securities  and other securities of a single issuer than if it were a "diversified"  fund.  However, as non-diversified  investment company, the Fund would intend to diversify its investments so that it will qualify as a "regulated  investment company" under the  Internal  Revenue  Code  (although it reserves the right not to qualify).
Among those  requirements,  with respect to 50% of its total assets,  the Fund may invest up to 25% of its assets in the  securities  of any one  issuer.  To the extent the Fund invests a relatively  high percentage of its assets in the obligations  of a single  issuer or a limited  number of issuers,  the Fund is subject to additional risk of loss if those  obligations  lose market value or the issuer of those obligations defaults.

      The   Trustees  and  the  Manager   believe   managing  the  Fund  as  a
non-diversified  fund,  which may  increase  the  Fund's  exposure  to certain issuers,  is consistent with the investment  risk typically  associated with a sector fund, and may make the Fund more competitive with its peer group.

                         Proposed Fundamental Policy

   The Fund is "non-diversified" under the Investment Company Act of 1940.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.

Introduction to Proposal 3

What is the Historical Background of the Fund's Current Investment Policies?

      The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either "fundamental" or "non-fundamental."
Fundamental policies can be changed only by a shareholder vote.
Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the
Fund's prospectus.

      The 1940 Act requires that certain policies of the Fund be classified as fundamental.  Proposal 2 is intended to modernize the Fund's policies as well as standardize its policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Fund with maximum flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

      Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies (referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the
National Securities Markets Improvement Act of 1996 ("NSMIA"), and are no
longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

      With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Fund's fundamental policies are considered by the Trustees and the Manager to be unnecessary or unwarranted. The standardized policies proposed below would satisfy current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market and industry developments.  The proposed standardized changes will not affect the Fund's investment objective.

Why do the Fund's Trustees Recommend the Proposed Changes?

      The Trustees believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Fund is subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate.
The Trustees also believe that the Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

      Although the Trustees believe the proposed changes in fundamental investment policies will provide the Fund greater flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with investment in the Fund.  In addition, the
Fund's Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the
Trustees determine to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended promptly to reflect such a change.

      The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in Proposal 3 separately.  If approved, the effective date of the sub-proposals will be delayed until the Fund's prospectus can be updated to reflect the changes. If any sub-proposal in
Proposal 3 is not approved, the fundamental investment policy or policies covered in that sub-proposal will remain unchanged.

PROPOSAL 3: TO APPROVE THE ELIMINATION OR AMENDMENT OF CERTAIN FUNDAMENTAL
INVESTMENT POLICIES OF THE FUND

A.  Purchasing Securities on Margin.

      The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing securities on margin.  The existing policy is not required to be a fundamental investment policy under the 1940 Act.  It is proposed that this current fundamental policy prohibiting purchases of securities on margin be eliminated.  The current fundamental investment policy is set forth below.

                          Current Fundamental Policy
                          --------------------------

         The Fund cannot purchase securities on margin.  However,
         the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other
         investment policies.

Margin purchases involve the purchase of securities with borrowed money and the 1940 Act imposes certain restrictions on borrowing as discussed in detail below under Proposals 3.H. and 3.I. ("Borrowing" and "Pledging Assets,"
respectively). "Margin" is the cash or securities that the borrower places with a broker as collateral against the loan.  Although the Fund's current fundamental investment policy prohibits it from purchasing securities on margin, the 1940 Act permits the Fund to obtain such short-term credits as may be necessary for the clearance of transactions.  In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

      As a result of NSMIA, the state restrictions regarding margin purchases no longer apply to the Fund. The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy with that of other Oppenheimer funds.  Elimination of this fundamental investment policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.

      The Fund would continue to be prohibited from purchasing securities on margin.  However, consistent with the 1940 Act, the Fund would continue to be able to obtain such short-term credits as may be necessary for clearance of transactions and to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

B.  Investing in Real Estate.

      The Fund is currently subject to a fundamental investment policy prohibiting it from investing in real estate.  The Fund's policy regarding investments in real estate is required to be fundamental.  The Fund's
Trustees propose that the Fund's current fundamental policy be clarified and remain a fundamental policy as indicated below.

          Current Fundamental Policy             Proposed Fundamental Policy
          --------------------------             ---------------------------
 The Fund  cannot  invest in real  estate. The Fund cannot  invest in real  estate,
 However,    the   Fund    can    purchase physical    commodities   or   commodity
 readily-marketable      securities     of contracts   (other   than  the   hedging
 companies    holding   real   estate   or instruments    or   Metal    Investments
 interests in real estate.                 permitted    by   any   of   its   other
                                           investment   policies)   except  to  the
                                           extent  permitted  under  the 1940  Act,
                                           the rules or regulations thereunder or
                                           any   exemption   therefrom,   as   such
                                           statute,  rules  or  regulations  may be
                                           amended  or  interpreted  from  time  to
                                           time.  It does not  matter  whether  the
                                           hedging  instrument or Metal  Investment
                                           is  considered  to  be  a  commodity  or
                                           commodity contract.

      The existing and proposed policies permit the Fund to: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return of which is linked to changes in the price of physical commodities or currencies.  Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund.

      The purpose of this proposal is to clarify the Fund's permitted investments and to conform the Fund's policy in this area with that of other
Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

C.  Investing in Commodities.

      The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing certain commodities or commodity contracts.
The Fund is required to have a fundamental policy regarding investing in physical commodities.  Although this policy does not prohibit the Fund from investing in hedging instruments or structured notes whose returns are linked to the returns of commodities or currencies, the Fund's Trustees propose that the Fund's current fundamental policy be clarified and remain a fundamental policy.  Additionally, the Fund would continue to be prohibited from investing in physical commodities.  The current  fundamental investment policy is set forth below.

                          Current Fundamental Policy
                          --------------------------

           The Fund cannot invest in commodities or commodity
           contracts, other than the hedging instruments or Metal
           Investments permitted by any of its other investment
           policies.  It does not matter whether the hedging
           instrument or Metal Investment is considered to be a
           commodity or commodity contract.

      The Fund currently defines "Metal Investments" as investments in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins.  The proposed policy on commodities is discussed in detail above in Paragraph 3.B. ("Investing in
Real Estate").  Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund.

      The purpose of this proposal is to clarify the Fund's permitted investments and to conform the Fund's policy in this area more closely with that of other Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

D.  Purchasing Securities of Issuers in which Officers or Trustees Have An
Interest.

      The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing or holding the securities of an issuer if the officers and trustees of the Fund or the Manager individually beneficially own 1/2of 1% of such securities and together own more than 5% of such securities.  It is proposed that the current fundamental policy be eliminated.  The current fundamental investment policy is set forth below.

                          Current Fundamental Policy
                          --------------------------

         The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager
         individually beneficially own more than 1/2 of 1% of the
         securities of that issuer and together own more than 5% of the securities of that issuer.

      Elimination of this fundamental policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.  This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of NSMIA, the state restriction no longer applies to the Fund.

      The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy in this area with that of other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.

E.  Investing in a Company for the Purpose of Acquiring Control

      The Fund is currently subject to a fundamental investment policy prohibiting it from investing in portfolio companies for the purpose of acquiring control.  It is proposed that the current fundamental investment policy be eliminated.  Although the Fund currently has no intention of investing for the purpose of acquiring control of a company, the Trustees believe that the existing policy is unnecessary and may reduce possible investment opportunities as well as undermine the Fund's ability to realize the full value of portfolio investments under certain circumstances.  The current fundamental investment policy is set forth below.

                          Current Fundamental Policy
                          --------------------------

         The Fund cannot invest in companies for the purpose of
         acquiring control or management of them.

      Elimination of this fundamental investment policy is not expected to have a significant impact on the Fund's investment practices or management because the Fund currently has no intention of investing in companies for the purpose of obtaining or exercising management or control.  This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of NSMIA, the state restriction no longer applies to the
Fund.

      In addition, the existing policy may unnecessarily restrict the Fund's investment flexibility because the Fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer.  The existing policy also may undermine the Fund's ability to realize the full value of portfolio investments under certain circumstances.  For example, if an issuer in which the Fund has invested subsequently seeks to reorganize under the protection of the bankruptcy laws, it may be in the
Fund's best interest to be represented on the creditors' committee appointed during the bankruptcy proceedings.  The existing policy may prevent the Fund from securing representation on such a creditors' committee.

      The Trustees therefore recommend that shareholders approve elimination of this fundamental investment policy in order to increase the Fund's flexibility when choosing investments and investment strategies in the future. As noted above, elimination of this fundamental policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.

F. Investing in Oil or Gas Exploration or Development Programs.

      The Fund is currently subject to a fundamental investment policy prohibiting it from investing in oil or gas exploration or development programs.  It is proposed that the current fundamental policy be eliminated.
The current fundamental policy is set forth below.

                          Current Fundamental Policy
                          --------------------------

          The Fund cannot invest in interests in oil or gas
          exploration or development programs.

      Elimination of this fundamental policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.  This limitation was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of
NSMIA, the state restriction no longer applies to the Fund.

      The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy in this area with that of other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.

      Although the Fund would be permitted to invest in interests in oil or gas exploration or development programs if shareholders approve this sub-proposal, the Fund currently has no intention of investing in such interests.  If the Fund's Manager and its Trustees believed that it was in the best interests of the Fund to invest in oil or gas exploration or development programs to a significant degree, the Fund's prospectus would have to be updated to reflect that change in policy.  Among other things, the prospectus would be updated to describe in detail the risks associated with investments in interests in oil or gas exploration or development programs, which may have limited liquidity so that the Fund could have difficulty selling them at an acceptable price when it wants to sell them.

      In addition, the values of interests in oil or gas exploration or development programs may be more volatile than other investments.
Nonetheless, as previously noted, the Fund currently has no intention of investing in such interests.

G.  Investing in Other Investment Companies.

      The Fund is currently subject to a fundamental investment policy limiting its investment in securities of other investment companies.  It is proposed that the current fundamental policy be eliminated and replaced with a revised non-fundamental policy that can be changed in the future without shareholder approval.  The current and proposed investment policies are set forth below.

          Current Fundamental Policy           Proposed Non-Fundamental Policy
          --------------------------           -------------------------------
 The Fund cannot invest in other  open-end The Fund cannot  invest in securities of
 investment  companies,   or  invest  more other  investment  companies,  except to
 than 10% of its net assets in  closed-end the  extent  permitted  under  the  1940
 investment  companies,   including  small Act,    the    rules   or    regulations
 business   investment    companies   (and thereunder or any  exemption  therefrom,
 investments   in  closed-end   investment as such  statute,  rules or  regulations
 companies    may   be   made    only   in may be amended or interpreted  from time
 open-market   purchases   and   only   at to time.
 commission  rates  that are not in excess
 of normal brokerage commissions).

The existing policy is not required to be fundamental under the 1940 Act.
The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective.

      The ability of the Fund to invest in other mutual funds is restricted by Section 12(d)(1) of the 1940 Act.  NSMIA amended Section 12 to permit mutual funds to enter into so-called fund-of-funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes.  The Fund is a party to an exemptive order from the SEC permitting it to enter into a fund-of-funds arrangement with other affiliated funds. Elimination of this fundamental investment policy is necessary to permit the Fund to take advantage of the exemptive relief and the full flexibility provided for under
Section 12(d)(1) of the 1940 Act.  However, the Fund does not currently anticipate participating in a fund-of-funds arrangement.  Although it may do so in the future should shareholders approve this proposal, the Fund's prospectus would have to be updated to reflect such a change in policy.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities.  In addition, an investment in another mutual fund may result in the duplication of expenses.  Should the Trustees determine in the future that the Fund's participation in fund-of-funds arrangement is in the best interests of the Fund, the Trustees would consider and take steps to mitigate the potential for duplication of fees in determining whether the Fund's participation in such an arrangement is suitable for the Fund and its shareholders.

H.  Borrowing.

      The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds. A fund's borrowing policy must be a fundamental investment policy.

      The restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund's ability to leverage its assets.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.  If this proposed policy is approved, the Fund intends to borrow for leverage.

      A mutual fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.  Some mutual funds also borrow for investment purposes.  The Fund currently does borrow for investment purposes, which may cause the value of its shares to be more volatile than a fund that does not borrow for investment purposes.

      There  are  risks   associated   with   borrowing.   Borrowing   exposes
shareholders  and their  investments  in a fund to a greater risk of loss. For example,  borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  In addition,  to the extent a fund  borrows, it will pay interest on the money that it borrows,  and that interest  expense will  raise the  overall  expenses  of the fund and reduce  its  returns.  The interest  payable on the borrowed amount may be more (or less) than the return the fund  receives from the  securities  purchased  with the borrowed  amount.
Whether  or not  this  sub-proposal  is  approved  by  shareholders,  the Fund currently  does not  anticipate  that,  under normal  market  conditions,  its borrowings would exceed five (5) percent of its net assets.

      The Fund is currently subject to a fundamental investment policy concerning borrowing that is more restrictive than required by the 1940 Act.
As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

      The current and proposed  fundamental  investment policies are set forth below.  The current policy on borrowing  requires the Fund to borrow only from banks for either  investment  purposes or  temporary  purposes.  The  Trustees propose  that the  current  policy be  amended to permit the Fund to borrow as permitted under the 1940 Act.

          Current Fundamental Policy             Proposed Fundamental Policy
          --------------------------             ---------------------------
 The Fund cannot borrow money, except      The Fund may not borrow money, except
 from banks for either investment          to the extent permitted under the 1940
 purposes or temporary emergency           Act, the rules or regulations
 purposes, subject to the asset coverage   thereunder or any exemption therefrom
 requirements of the Investment Company    that is applicable to the Fund, as such
 Act of 1940.                              statute, rules or regulations may be
                                           amended or interpreted from time to
                                           time.

Currently, under the 1940 Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets
(including the amount borrowed) less all liabilities and indebtedness other than borrowing.  A fund may borrow up to 5% of its total assets for temporary purposes from any person.  Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not
extended or renewed.   If shareholders approve this sub-proposal, the Fund's
current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the 1940 Act, the rules and regulations thereunder and any exemptions applicable to the Fund.

      If this sub-proposal and the lending sub-proposal described below in
Paragraph 3.J. ("Lending") are approved by shareholders, and the Fund were to seek and obtain the necessary regulatory relief, it would be possible for the
Fund to borrow from and lend to other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well.
If all of the pre-conditions noted in the preceding sentence were satisfied and the Fund's Trustees were to determine that it was in the Fund's best interest to borrow from or lend to other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

I. Pledging Assets.

      The Fund is currently subject to a fundamental investment policy concerning the pledging of the Fund's assets.  It is proposed that this current fundamental investment policy be eliminated.

                          Current Fundamental Policy
                          --------------------------

            The Fund cannot pledge any of its assets.  However,
            this does not prohibit the escrow arrangements
            contemplated by the writing of covered call options
            or other collateral or margin arrangements in
            connection with any of the hedging instruments
            permitted by any of its other investment policies.

      The existing policy concerning pledging of the Fund's assets is not required to be fundamental under the 1940 Act, and the Trustees believe that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective.  The Trustees recommend that the policy regarding pledging be eliminated so that the Fund may enter into collateral arrangements in connection with its borrowing requirements consistent with its other investment policies, including its policies regarding borrowing and issuing senior securities.  The risks associated with borrowing are discussed in detail under Proposal 3.H. ("Borrowing").

J. Lending.

      Under the 1940 Act, a fund's policy regarding lending must be fundamental. It is proposed that the current fundamental policy be replaced by a revised fundamental policy that permits the Fund to engage in lending to the extent the Fund's lending is consistent with the 1940 Act, the rules thereunder or any exemption from the 1940 Act that is applicable to the
Fund.  In addition, the Fund also proposes to clearly state that investments in debt instruments or other similar evidences of indebtedness are not prohibited by the Fund's investment policy on making loans.

      Current Fundamental Policy              Proposed Fundamental Policy
      --------------------------              ---------------------------
 The Fund cannot lend money.           The Fund cannot make loans, except to
 However, it can invest in all or a    the extent permitted under the 1940 Act,
 portion of an issue of bonds,         the rules or regulations thereunder or
 debentures, commercial paper or       any exemption therefrom that is
 other similar corporate obligations,  applicable to the Fund, as such statute,
 whether or not they are publicly      rules or regulations may be amended or
 distributed.  The Fund also may lend  interpreted from time to time.
 its portfolio securities subject to
 any restrictions adopted by the
 Board of Trustees, and may enter
 into repurchase agreements.

Currently, the 1940 Act permits (a) lending of securities, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements. If shareholders approve this sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding lending.  The Fund, however, currently does not anticipate making loans, which are subject to the risk that the borrower may fail to pay interest due under the terms of the loan or repay the principal amount loaned.

      If this sub-proposal and the borrowing sub-proposal described above in
Paragraph 3.H. ("Borrowing") are approved by shareholders, and the Fund were to seek and obtain the necessary regulatory relief, it would be possible for the Fund to lend to and borrow from other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the Fund's Trustees were to determine that it was in the Fund's best interest to lend to or borrow from other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
              THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

Introduction to Proposal 4

What is a Declaration of Trust?

      The Fund, like other mutual funds, is subject to comprehensive federal regulation, particularly under the 1940 Act.  Additionally, like other mutual funds, governance of the Fund is subject to the law of the state in which the
Fund is organized.  The Fund is organized as a Massachusetts business trust, and therefore is subject to Massachusetts law as it applies to Massachusetts business trusts.

      Under Massachusetts law, a business trust generally operates under an organizational document known as a declaration of trust, which sets forth various provisions related to governance of the trust and the authority of the trust to conduct its business.  As a Massachusetts business trust, the
Fund is governed by a declaration of trust.

      The Board of Trustees has approved an Amended and Restated Declaration of Trust for the Fund in the form attached to this Proxy Statement as Exhibit
A ("New Declaration of Trust"), and unanimously recommends that the shareholders of the Fund authorize the Trustees to adopt the New Declaration of Trust.  Adoption of the New Declaration of Trust will not result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus.

      Generally, shareholder approval is required to amend the existing
Declaration of Trust ("Current Declaration of Trust").  As a result, the
Trustees approved the form of the New Declaration of Trust and recommended the submission of the New Declaration of Trust to the Fund's shareholders for their authorization at this Meeting.

Why do the Fund's Trustees Recommend Approval of the New Declaration of Trust?

      The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and going forward, will be used as the standard Declaration of Trust for all new Oppenheimer funds organized as
Massachusetts business trusts. The Trustees believe adoption of the New
Declaration of Trust will result in more efficient and economical governance of the Fund.

      The New Declaration of Trust provides the Trustees with more flexibility and broader authority than under the Current Declaration of
Trust. This increased flexibility is intended to allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and as a consequence, may allow the Fund to operate in a more efficient and economical manner.  Although the New Declaration of Trust reduces or removes certain shareholder voting and other rights as more fully discussed below, adoption of the New Declaration of Trust will not affect any of the protections of afforded to shareholders under federal law.

      Furthermore, adoption of the New Declaration of Trust would not alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the
New Declaration of Trust would afford, the Trustees would first have to consider the shareholders' interests and then act in accordance with those interests.

                PROPOSAL 4: TO AUTHORIZE THE TRUSTEES TO ADOPT
                 AN AMENDED AND RESTATED DECLARATION OF TRUST

Proposed Changes to the Current Declaration of Trust of Oppenheimer Gold &
Special Minerals Fund.

      The New Declaration of Trust would amend the Current Declaration of
Trust in a number of ways. The significant amendments are submitted for a separate vote by shareholders and are set forth as Proposals 4.A., 4.B. and
4.C.  The remaining changes will be voted on as a single proposal, 4.D.

      In addition to the changes described below, there are other differences between the New Declaration of Trust and the Current Declaration of Trust
that the Trustees believe are non-material. The following discussion is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Exhibit A to this Proxy Statement.

A.    Future Amendments of the Declaration of Trust.

      The Current Declaration of Trust generally gives shareholders the exclusive power to amend the Declaration of Trust with certain limited exceptions.  The New Declaration of Trust, on the other hand, would permit the Trustees to amend the Declaration of Trust without shareholder approval with certain exceptions.

      Under the New Declaration of Trust, shareholders generally would have the right to vote on any amendment affecting shareholders' right to vote, the
New Declaration of Trust's amendment provisions, shareholders' rights to indemnification and shareholders' rights to vote on the merger or sale of the
Fund's, series', or class's assets to another operating mutual fund.

      By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust would give the Trustees the authority to react quickly to changes in competitive and regulatory conditions, and as a result, may allow the Fund to operate in a more efficient and economical manner. As noted above, such increased authority would remain subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

B.    Reorganization of the Trust or its Series or Classes.

      Unlike the Current Declaration of Trust, the New Declaration of Trust
generally would permit the Trustees, subject to applicable federal and state law, to reorganize the Fund or any of its series or classes into a newly formed entity without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to reorganize the Fund or any of its series or classes.  Currently, the Fund is the sole series of the
Massachusetts business trust.

      Under certain circumstances, it may not be in the shareholders'
interests, due to the costs involved, to require a shareholder meeting to permit the Fund or a series of the Fund to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to change its legal form or to reorganize the Fund or a series of the Fund so that it is domiciled in another state. Under the
Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays.

      In contrast, the New Declaration of Trust would give the Trustees the flexibility to reorganize the Fund or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Fund operates under the most appropriate form of organization.

      Nonetheless, the Trustees have no intention of reorganizing the Fund into a newly formed entity at this time, and before allowing a reorganization to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is subject to applicable requirements of the 1940 Act and Massachusetts law.  Of course, in all cases, the New
Declaration of Trust would require that shareholders receive written notification of any reorganization.

      The New Declaration of Trust would not give the Trustees the authority
                                   ---------
to merge the Fund or a series of the Fund with another operating mutual fund or sell all or a portion of the assets of the Fund or a series to another operating mutual fund without first seeking shareholder approval. Under the
New Declaration of Trust, shareholder approval would still be required for those transactions.

C.    Involuntary Redemptions.

      The New Declaration of Trust would clarify that the Fund may redeem shares of a class or series held by a shareholder for any reason, including but not limited to the following: reimbursing the Fund or the Fund's distributor for the shareholder's failure to make timely and good payment for shares of the Fund; failure to supply a tax identification number required to establish an account; pursuant to authorization by a shareholder to pay fees or make other payments to third parties; failure to maintain a minimum account balance as established by the Trustees from time to time in order to promote administrative efficiencies and cost savings for the Fund; or adverse tax or other legal consequences to the Fund or the other shareholders as a result of the existence or nature of a shareholder's interest in the Fund.

      The Current Declaration of Trust also permits the Trustees to involuntarily redeem shares, but in more limited circumstances.  Although the
Trustees are authorized to involuntarily redeem shares without prior notice under both the Current Declaration of Trust and the New Declaration of Trust,
the Fund generally would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.

      Of course, the exercise of the power granted to the Trustees under either the Current Declaration of Trust or the New Declaration Trust to
involuntarily redeem shares would be subject to the Trustees' fiduciary obligation to the shareholders and any applicable provisions under the 1940
Act and the rules adopted thereunder. The staff of the Securities and
Exchange Commission takes the position that the 1940 Act generally prohibits involuntary redemptions.  However, in limited circumstances, the staff has granted enforcement no-action relief for involuntary redemptions.

D.  Other Changes Under the New Declaration of Trust.

       In addition to the changes described above, the New Declaration of
Trust would modify the Current Declaration of Trust in a number of important ways, including, but not limited to, the following.

a.    The New Declaration of Trust would clarify that no shareholders of any series or class shall have a claim on the assets of another series or class.

b.    As a general matter, the New Declaration of Trust would modify the
               Current Declaration of Trust to incorporate appropriate
               references to classes of shares.

c.    The New Declaration of Trust would modify the Current Declaration of
               Trust by changing the par value of the Trust's shares from no par value to $.001 par value.

d.    The New Declaration of Trust would modify the Current Declaration of
               Trust by giving the Trustees the power to effect a reverse stock split, and to make distributions in-kind.

e.    The New Declaration of Trust would modify the Current Declaration of
               Trust so that all shares of all series vote together on issues to be voted on unless (i) separate series or class voting is otherwise required by the 1940 Act or the instrument
               establishing such Shares, in which case the provisions of the
               1940 Act or such instrument, as applicable, will control, or
               (ii) the issue to be voted on affects only particular series or classes, in which case only the series or classes affected will be entitled to vote.

f.    The New Declaration of Trust would clarify that proxies may be voted pursuant to any computerized, telephonic or electronic means, that shareholders receive one vote per share and a
               proportional fractional vote for each fractional share, and that, at a meeting, shareholders may vote on issues with
               respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

g.    The New Declaration of Trust would clarify various existing trustee powers. For example, the New Declaration of Trust clarifies that the Trustees may: appoint and terminate agents and
               consultants and hire and terminate employees; in addition to banks and trust companies, the Trustees may employ as fund custodians, companies that are members of a national
               securities exchange or other entities permitted under the 1940
               Act; retain one or more transfer agents and employ sub-agents;
               delegate authority to investment advisors and other agents or independent contractors; pledge, mortgage or hypothecate the assets of the Trust; operate and carry on the business of an investment company; sue or be sued in the name of the Trust;
               make loans of cash and/or securities; enter into joint
               ventures, general or limited partnerships and other
               combinations or associations; endorse or guarantee the payment of any notes or other obligations of any person or make
               contracts of guarantee or suretyship or otherwise assume
               liability for payment; purchase insurance and/or bonding; pay pensions and adopt retirement, incentive and benefit plans;
               and adopt 12b-1 plans (subject to shareholder approval).

h.    The New Declaration of Trust would clarify that a trust is created and not a partnership, joint stock association, corporation,
               bailment, or any other form of legal relationship, and
               expressly disclaims shareholder and Trustee liability for the acts and obligations of the Trust.  Both the Current
               Declaration of Trust and the New Declaration of Trust provide that neither the shareholders nor the Trustees shall be liable for obligations of the Fund.  The express disclaimer of
               shareholder and Trustee liability for obligations of the Fund in the New Declaration of Trust is intended solely to clarify that provision.  In addition, as required by the 1940 Act, both the Current Declaration of Trust and the New Declaration
               of Trust provide that nothing in them shall protect an officer or Trustee of the Fund from liability related to their willful misfeasance, bad faith, gross negligence or reckless disregard for their duties.

i.    The New Declaration of Trust would clarify that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer agent of the Trust nor shall a Trustee be responsible for the act or omission of any other Trustee.  As previously noted, both the Current Declaration of Trust and the New Declaration
               of Trust provide that nothing in them shall protect an officer or Trustee of the Fund from liability related to their willful misfeasance, bad faith, gross negligence or reckless disregard for their duties.

      A vote in favor of this  proposal  will  authorize the Trustees to adopt all of the  other  changes  to the New  Declaration  of  Trust,  except  those specifically  set forth in  Proposals  4.A-4.C.  upon which  shareholders  are voting separately.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
              THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                          INFORMATION ABOUT THE FUND

Fund Information.  As of the close of business on the record date, November
11, 2002, the Fund had 14,706,139.039 shares outstanding, consisting of
10,146,807.056 Class A, 2,971,594.116 Class B, 1,547,617.116 Class C, and
40,119.948 Class N shares.  Each share has voting rights as stated in this
Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners.  Occasionally, the number of shares of the Fund held in
"street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of November 11, 2002, the only persons who owned of record or were known by the Fund to beneficially own 5% or more of any class of the Fund's outstanding shares were:

      MLPF&S FBO Sole Benefit of its Customers,  Attn: Fund Admn/#97007,  4800
      Deer Lake Drive E., Floor 3,  Jacksonville,  Florida  32246-6484,  which owned  1,027,128.606  Class A shares  (10.12% of the Class A shares then outstanding),

      MLPF&S FBO Sole Benefit of its Customers,  Attn: Fund Admn/#97HU3,  4800
      Deer Lake Drive E., Floor 3,  Jacksonville,  Florida  32246-6484,  which owned  217,628.663,  Class B shares  (7.32% of the  Class B shares  then outstanding),

     Smith Barney House Acct.,  Attn:  Cindy Tempesta,  7th Floor, 333 West 34th
     Street,  New York, New York  10001-2483,  which owned  190,329.494  Class B shares (6.40% of the Class B shares then outstanding),

     MLPF&S FBO Sole Benefit of its Customers Attn: Fund  Admn/#97HW0,  4800
     Deer Lake Drive E., Floor 3, Jacksonville,  Florida 32246-6484, which owned
     208,317.388 Class C shares (13.46% of the Class C shares then outstanding),

     Smith Barney House Acct.,  Attn:  Cindy Tempesta,  7th Floor, 333 West 34th
     Street,  New York, New York  10001-2483,  which owned  139,118.936  Class C shares (8.98% of the Class C shares then outstanding),

     Reliance Trust Co Cust., United Clinics of North Texas, 401K Plan, P.O. Box
     48529, Atlanta, GA 30362-1529, which owned 9,575.843 Class N shares (23.86%
     of the Class N shares then outstanding),

     Branch  Banking  &  Trust Co., TR W.E.  Stanley &  Co. 401K,  300 E
     Wendover Avenue,  Greensboro, NC 27401-1221,  which owned 4,114.528 Class N shares (10.25% of the Class N shares then outstanding),

     L. Thomas  Atwood TR  Flagstaff  Design  &  Constrct  PSP,  2900 N West
     Street,  STE 5, Flagstaff,  AZ 86004-1931,  which owned 2,801.717 (6.98% of the Class N shares then outstanding).

The Manager, the Distributor and the Transfer Agent.  Subject to the
authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  OppenheimerFunds Distributor, Inc. (the
"Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Centennial, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid $353,951 by the Fund during the fiscal year ended June 30, 2002.

The Manager (including controlled affiliates and subsidiaries) managed assets of more than $120 billion at September 30, 2002, including more than 60 funds having more than 7 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The
Manager, the Distributor and OAC are located at 498 Seventh Avenue, New York,
New York 10018. MassMutual is located at 1295 State Street, Springfield,
Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor.
No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes.  At June 30, 2002,
MassMutual held (i) all of the 21,600,000 shares of Class A voting stock,
(ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.65% of the outstanding common stock and 96.51% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 865,590 shares of the Class B voting stock, representing 1.49% of the outstanding common stock and 2.44% of the voting power, (ii) 379,597 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 7,917,853 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the
Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.  There were no such transactions by a person who serves as a
Trustee of the Fund since June 30, 2000.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John Murphy, Chairman, President, Chief
Executive Officer and a director; O. Leonard Darling, Vice Chairman,
Executive Vice President, Chief Investment Officer and a director; George
Batejan, Executive Vice President and Chief Information Officer; Robert G.
Zack, Senior Vice President and General Counsel; Andrew Ruotolo, Executive
Vice President and a director; Craig Dinsell and James Ruff, Executive Vice
Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles
Albers, Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H. Fielding,
P. Lyman Foster, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist
Keeshan, Thomas W. Keffer, Avram Kornberg, Chris Leavy, Angelo Manioudakis,
Charles McKenzie, Andrew J. Mika, David Negri, David Robertson, Richard
Rubinstein, David Schulz, Arthur Steinmetz, John Stoma, Jerry A. Webman,
William L. Wilby, Donna Winn, Kenneth Winston, Carol Wolf, Kurt Wolfgruber
and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: 498 Seventh Avenue, New York, NY
10018; 6803 South Tucson Way, Centennial, CO 80112; and 350 Linden Oaks,
Rochester, NY 14625-2807.

Custodian.  Citibank, N.A., 111 Wall Street, New York, New York 10005, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements.  The Annual Report to
Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended June 30, 2002, has previously been sent to shareholders.
Upon request, shareholders may obtain without charge a copy of the Annual
Report by writing the Fund at the address above, or calling the Fund at
1.800.708.7780 or visiting the Manager's website at
www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each prospectus and annual and semi-annual report to shareholders having the same last name and address on the Fund's records.
The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.708.7780.  You may also notify the Transfer Agent in writing.
Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund.  In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the
Fund's expense to assist in the solicitation of proxies.  Currently, if the
Fund determines to retain the services of a proxy solicitation firm, the Fund anticipates retaining Alamo Direct Mail Services, Inc.  By contract with the
Fund, any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

If the Fund does engage a proxy solicitation firm, as the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.
Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $25,000 plus the additional out-of-pocket costs, that may be
               ----
substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.708.7780.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy ballot via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.
After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.
Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Quorum.  A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting.
Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote.  Persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected.  Approval of
Proposals 2 through 4 require the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class.  As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots
(or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal (other than for electing nominees for Trustee) by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.
With respect to nominees for Trustee, you may direct the proxy holders to vote your shares "FOR ALL" Trustees or "FOR ALL EXCEPT" certain Trustees for whom you choose to withhold authority to vote, or you may direct the proxy holders to "WITHHOLD AUTHORITY FOR ALL" Trustees, in each case by checking the appropriate boxes.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as
Shares the institutional investor itself owns, in the same proportion as
Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.
Please be advised that the deadline for revoking your proxy by telephone is
3:00 p.m. (ET) on the last business day before the Meeting.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of
Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal.
Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the
Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                OTHER MATTERS

      The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 4 and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others.
Because matters not known at the time of the solicitation may come before the
Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not present or sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.
The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Robert G. Zack, Secretary
                                    November 30, 2002

                                  EXHIBIT A

                  AMENDED AND RESTATED DECLARATION OF TRUST
                                      OF
                   OPPENHEIMER GOLD & SPECIAL MINERALS FUND

      This DECLARATION OF TRUST, made as of the 7th day of October 1985, by and among the individuals executing this Declaration of Trust as the
Trustees, and amended and restated June 7, 2002 and this 16th day of January,
2003.

      WHEREAS, the Trustees wish to establish a trust fund under the laws of the Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto;

      NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this
Declaration of Trust in trust as herein set forth below.

      ARTICLE FIRST - NAME
      -------------   ----

      This Trust shall be known as OPPENHEIMER GOLD & SPECIAL MINERALS FUND.
The address of Oppenheimer Gold & Special Minerals Fund is 6803 South Tucson
Way, Centennial, CO 80112.  The Registered Agent for Service is CT
Corporation, 101 Federal Street, Boston, Massachusetts 02110.

      ARTICLE SECOND - DEFINITIONS
      --------------   -----------

      Whenever used herein, unless otherwise required by the context or specifically provided:

      1.    All terms used in this Declaration of Trust that are defined in the 1940 Act (defined below) shall have the meanings given to them in the
1940 Act.

      2.    "1940 Act" refers to the Investment Company Act of 1940 and the
Rules and Regulations of the Commission thereunder, all as amended from time to time.

      3.    "Board" or "Board of Trustees" or the "Trustees" means the Board of Trustees of the Trust.

      4.    "By-Laws" means the By-Laws of the Trust as amended from time to time.

      5.    "Class" means a class of a series of shares of the Trust
established and designated under or in accordance with the provisions of
Article FOURTH.

      6.    "Commission" means the Securities and Exchange Commission.

7.    "Declaration of Trust" shall mean this Amended and Restated Declaration of Trust as it may be amended or restated from time to time.

8.    "Majority Vote of Shareholders" shall mean, with respect to any matter on which the Shares of the Trust or of a Series or Class thereof, as the case may be, may be voted, the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act or the rules and regulations of the
Commission thereunder) of the Trust or such Series or Class, as the case may
be.

      9.    "Net asset value" means, with respect to any Share of any Series,
(i) in the case of a Share of a Series whose Shares are not divided into
Classes, the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities belonging to that Series) by the total number of Shares of that
Series outstanding, and (ii) in the case of a Share of a Class of Shares of a
Series whose Shares are divided into Classes, the quotient obtained by dividing the value of the net assets of that Series allocable to such Class
(being the value of the assets belonging to that Series allocable to such
Class less the liabilities belonging to such Class) by the total number of
Shares of such Class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

      10.   "Series" refers to series of shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

      11.   "Shareholder" means a record owner of Shares of the Trust.

      12.   "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series or Class of the Trust (as
the context may require) shall be divided from time to time and includes fractions of Shares as well as whole Shares.

      13.   "Trust" refers to the Massachusetts business trust created by this Declaration of Trust, as amended or restated from time to time.

      14.   "Trustees" refers to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

      ARTICLE THIRD - PURPOSE OF TRUST
      -------------   ----------------

      The purpose or purposes for which the Trust is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

      1.    To hold, invest or reinvest its funds, and in connection
therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, lend, pledge, mortgage, write options on, lease, sell short, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this
Declaration of Trust, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, financial futures contracts, indexes, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any persons, firms, associations, corporations, syndicates, business trusts, partnerships, investment companies, combinations, organizations, governments, or subdivisions thereof) and in financial instruments (whether they are considered as securities or commodities); and to exercise, as owner or holder of any securities or financial instruments, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or financial instruments.

      2.    To borrow money and pledge assets in connection with any of the objects or purposes of the Trust, and to issue notes or other obligations evidencing such borrowings, to the extent permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

      3.    To issue and sell its Shares in such Series and Classes and amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitation thereto, securities) now or hereafter permitted by the laws of the Commonwealth of
Massachusetts and by this Declaration of Trust, as the Trustees may determine.

      4.    To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, redeem or cancel its Shares, or to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any
Series or Class into one or more Series or Classes that may have been established and designated from time to time, all without the vote or consent of the Shareholders of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

      5.    To conduct its business in all its branches at one or more offices in New York, Colorado and elsewhere in any part of the world, without restriction or limit as to extent.

      6.    To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or to the extent now or hereafter permitted by the laws of Massachusetts, as a member of, or as the owner or holder of any securities or other instruments of, or share of interest in, any issuer, and in connection therewith or make or enter into such deeds or contracts with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

      7.    To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

      The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this
Declaration of Trust, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Trust now or hereafter conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to exclude another, though it be of a similar or dissimilar nature, not expressed; provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

      ARTICLE FOURTH - SHARES
      --------------   ------

      1.    The beneficial interest in the Trust shall be divided into
Shares, all with $.001 par value per share, but the Trustees shall have the authority from time to time, without obtaining shareholder approval, to create one or more Series of Shares in addition to the Series specifically established and designated in part 3 of this Article FOURTH, and to divide the shares of any Series into two or more Classes pursuant to part 2 of this
Article FOURTH, all as they deem necessary or desirable, to establish and designate such Series and Classes, and to fix and determine the relative rights and preferences as between the different Series of Shares or Classes as to right of redemption and the price, terms and manner of redemption, liabilities and expenses to be borne by any Series or Class, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion on liquidation, conversion rights, and conditions under which the several Series or Classes shall have individual voting rights or no voting rights. Except as established by the
Trustees with respect to such Series or Classes, pursuant to the provisions of this Article FOURTH, and except as otherwise provided herein, all Shares of the different Series and Classes of a Series, if any, shall be identical.

            (a)   The number of authorized Shares and the number of Shares of each Series and each Class of a Series that may be issued is unlimited, and the Trustees may issue Shares of any Series or Class of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), or may reduce the number of issued Shares of a Series or Class in proportion to the relative net asset value of the Shares of such Series or Class, all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The
Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series or
Classes of Series that may be established and designated from time to time.
The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares reacquired by the
Trust.

            (b)   The establishment and designation of any Series or any
Class of any Series in addition to that established and designated in part 3 of this Article FOURTH shall be effective upon either (i) the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or such Class of such Series, whether directly in such instrument or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Series or any Class of any Series including, without limitation, any registration statement of the Trust, (ii) upon the execution of an instrument in writing by an officer of the Trust pursuant to the vote of a majority of the Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the
Trustees may by an instrument executed by a majority of their number or by an officer of the Trust pursuant to a vote of a majority of the Trustees abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to this
Declaration of Trust, and the Trustees may make any such amendment without shareholder approval.

            (c)   Any Trustee, officer or other agent of the Trust, and any
organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series or Class of any Series of the Trust to
the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

      2.    (a)   Classes. The Trustees shall have the exclusive authority
                  -------
from time to time, without obtaining shareholder approval, to divide the
Shares of any Series into two or more Classes as they deem necessary or desirable, and to establish and designate such Classes. In such event, each
Class of a Series shall represent interests in the designated Series of the
Trust and have such voting, dividend, liquidation and other rights as may be established and designated by the Trustees. Expenses and liabilities related directly or indirectly to the Shares of a Class of a Series may be borne solely by such Class (as shall be determined by the Trustees) and, as provided in this Article FOURTH. The bearing of expenses and liabilities solely by a Class of Shares of a Series shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such Class of a Series. The division of the Shares of a Series into Classes and the terms and conditions pursuant to which the Shares of the Classes of a Series will be issued must be made in compliance with the 1940 Act. No division of Shares of a Series into Classes shall result in the creation of a Class of Shares having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Trust, to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust. The fact that a
Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of
                                                  ----
such Series are initially of a single Class), or that a Series shall have more than one established and designated Class, shall not limit the authority of the Trustees to establish and designate separate Classes, or one or more additional Classes, of said Series without approval of the holders of the initial Class thereof, or previously established and designated Class or
Classes thereof.

            (b)   Class Differences. The relative rights and preferences of
                  -----------------
the Classes of any Series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such
Classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Trust pursuant to a vote of a majority of the
Trustees).

      The relative rights and preferences of each Class of Shares shall be the same in all respects except that, and unless and until the Board of
Trustees shall determine otherwise: (i) when a vote of Shareholders is required under this Declaration of Trust or when a meeting of Shareholders is called by the Board of Trustees, the Shares of a Class shall vote exclusively on matters that affect that Class only; (ii) the expenses and liabilities related to a Class shall be borne solely by such Class (as determined and allocated to such Class by the Trustees from time to time in a manner consistent with parts 2 and 3 of this Article FOURTH); and (iii) pursuant to part 10 of Article NINTH, the Shares of each Class shall have such other rights and preferences as are set forth from time to time in the then effective prospectus and/or statement of additional information relating to the Shares. Dividends and distributions on each Class of Shares may differ from the dividends and distributions on any other such Class, and the net asset value of each Class of Shares may differ from the net asset value of any other such Class.

      3.    Without limiting the authority of the Trustees set forth in parts
1 and 2 of this Article FOURTH to establish and designate any further Series or Classes of Series, the Trustees hereby establish one Series of Shares having the same name as the Trust.  In addition to the rights and preferences described in parts 1 and 2 of this Article FOURTH with respect to Series and
Classes, the Series and Classes established hereby shall have the relative rights and preferences described in this part 3 of this Article FOURTH. The
Shares of any Series or Class that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

            (a)   Assets Belonging to Series or Class. All consideration
                  -----------------------------------
received by the Trust for the issue or sale of Shares of a particular Series or any Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that
Series (and may be allocated to any Classes thereof) for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that
Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively "General Items"), the
Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and
any General Items so allocated to a particular Series shall belong to that
Series (and be allocable to any Classes thereof). Each such allocation by the
Trustees shall be conclusive and binding upon the Shareholders of all Series
(and any Classes thereof) for all purposes. No Shareholder or former
Shareholder of any Series or Class shall have a claim on or any right to any assets allocated or belonging to any other Series or Class.

            (b)   (1)   Liabilities Belonging to Series. The liabilities,
                        -------------------------------
expenses, costs, charges and reserves attributable to each Series shall be charged and allocated to the assets belonging to each particular Series. Any general liabilities, expenses, costs, charges and reserves of the Trust which are not identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Series are herein referred to as "liabilities belonging to" that
Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the shareholders of all
Series for all purposes.

                  (2)   Liabilities Belonging to a Class. If a Series is
                        --------------------------------
divided into more than one Class, the liabilities, expenses, costs, charges and reserves attributable to a Class shall be charged and allocated to the
Class to which such liabilities, expenses, costs, charges or reserves are attributable. Any general liabilities, expenses, costs, charges or reserves belonging to the Series which are not identifiable as belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as
"liabilities belonging to" that Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

            (c)   Dividends. Dividends and distributions on Shares of a
                  ---------
particular Series or Class may be paid to the holders of Shares of that
Series or Class, with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, from such of the income, capital gains accrued or realized, and capital and surplus, from the assets belonging to that Series, or in the case of a Class, belonging to such Series and being allocable to such Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to such Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of such Series or Class in proportion to the number of Shares of such Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Series or Class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with part 13 of Article SEVENTH. Notwithstanding anything in this Declaration of Trust to the contrary, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series or Class at the date and time of record established for the payment of such dividends or distributions.

            (d)   Liquidation. In the event of the liquidation or dissolution
                  -----------
of the Trust or any Series or Class thereof, the Shareholders of each Series and all Classes of each Series that have been established and designated and are being liquidated and dissolved shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or, in the case of a Class, belonging to that Series and allocable to that Class, over the liabilities belonging to that Series or
Class. Upon the liquidation or dissolution of the Trust or any Series or
Class pursuant to this part 3(d) of this Article FOURTH the Trustees shall make provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or that Series or
Class. The assets so distributable to the Shareholders of any particular
Class and Series shall be distributed among such Shareholders in proportion to the relative net asset value of such Shares. The liquidation of the Trust or any particular Series or Class thereof may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the Shareholders of such Series or Class or as otherwise provided in this Declaration of Trust or the instrument establishing such
Series or Class. The Trustees shall provide written notice to affected shareholders of a termination effected under this part 3(d) of this Article
FOURTH.

            (e)   Transfer. All Shares of each particular Series or Class
                  --------
shall be transferable, but transfers of Shares of a particular Class and
Series will be recorded on the Share transfer records of the Trust applicable to such Series or Class of that Series, as kept by the Trust or by any transfer or similar agent, as the case may be, only at such times as
Shareholders shall have the right to require the Trust to redeem Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

            (f)   Equality. Except as provided herein or in the instrument
                  --------
designating and establishing any Series or Class, all Shares of a particular
Series or Class shall represent an equal proportionate interest in the assets belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, (subject to the liabilities belonging to that
Series or that Class), and each Share of any particular Series or Class shall be equal to each other Share of that Series or Class; but the provisions of this sentence shall not restrict any distinctions permissible under this
Article FOURTH that may exist with respect to Shares of the different Classes of a Series. The Trustees may from time to time divide or combine the Shares of any particular Class or Series into a greater or lesser number of Shares of that Class or Series provided that such division or combination does not change the proportionate beneficial interest in the assets belonging to that
Series or allocable to that Class or in any way affect the rights of Shares of any other Class or Series.

            (g)   Fractions. Any fractional Share of any Class or Series, if
                  ---------
any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Class and Series, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

            (h)   Conversion Rights. Subject to compliance with the
                  -----------------
requirements of the 1940 Act, the Trustees shall have the authority to provide that (i) holders of Shares of any Series shall have the right to exchange said Shares into Shares of one or more other Series of Shares, (ii)
holders of shares of any Class shall have the right to exchange said Shares into Shares of one or more other Classes of the same or a different Series, and/or (iii) the Trust shall have the right to carry out exchanges of the aforesaid kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.

            (i)   Ownership of Shares. The ownership of Shares shall be
                  -------------------
recorded on the books of the Trust or of a transfer or similar agent for the
Trust, which books shall be maintained separately for the Shares of each
Class and Series that has been established and designated. No certification certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

            (j)   Investments in the Trust. The Trustees may accept
                  ------------------------
investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, securities or other property in which the appropriate Series is authorized to invest, hold or own, valued as provided in part 13, Article
SEVENTH. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

      ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS
      -------------   ----------------------------------------

      The following provisions are hereby adopted with respect to voting
Shares of the Trust and certain other rights:

      1.    The Shareholders shall have the power to vote only (a) for the election of Trustees when that issue is submitted to Shareholders, or removal of Trustees to the extent and as provided in Article SIXTH, (b) with respect to the amendment of this Declaration of Trust to the extent and as provided in part 12, Article NINTH, (c) with respect to transactions with respect to the Trust, a Series or Class as provided in part 4(a), Article NINTH, (d) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust any
Series, Class or the Shareholders, (e) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law, by this
Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust filed with the Commission or any State, or as the
Trustees may consider desirable, and (f) with respect to any other matter as to which the Trustees, in their sole discretion, shall submit to the
Shareholders.

      2.    The Trust will not hold shareholder meetings unless required by the 1940 Act, the provisions of this Declaration of Trust, or any other applicable law. The Trustees may call a meeting of shareholders from time to time.

      3.    As to each matter submitted to a vote of Shareholders, each
Shareholder shall be entitled to one vote for each whole Share and to a proportionate fractional vote for each fractional Share standing in such
Shareholder's name on the books of the Trust irrespective of the Series thereof or the Class thereof and all Shares of all Series and Classes shall vote together as a single Class; provided, however, that (i) as to any matter with respect to which a separate vote of one or more Series or Classes thereof is required by the 1940 Act or the provisions of the writing establishing and designating the Series or Class, such requirements as to a separate vote by such Series or Class thereof shall apply in lieu of all
Shares of all Series and Classes thereof voting together as a single Class;
and (ii) as to any matter which affects only the interests of one or more particular Series or Classes thereof, only the holders of Shares of the one or more affected Series or Classes thereof shall be entitled to vote, and each such Series or Class shall vote as a separate Class. All Shares of a
Series shall have identical voting rights, and all Shares of a Class of a
Series shall have identical voting rights. Shares may be voted in person or by proxy. Proxies may be given by or on behalf of a Shareholder orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process.

      4.    Except as required by the 1940 Act or other applicable law, the presence in person or by proxy of one-third of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, provided, however, that if any action to be taken by the Shareholders of a
Series or Class requires an affirmative vote of a majority, or more than a majority, of the Shares outstanding and entitled to vote, then with respect to voting on that particular issue the presence in person or by proxy of the holders of a majority of the Shares outstanding and entitled to vote at such a meeting shall constitute a quorum for the transaction of business with respect to such issue. Any number less than a quorum shall be sufficient for adjournments. If at any meeting of the Shareholders there shall be less than a quorum present with respect to a particular issue to be voted on, such meeting may be adjourned, without further notice, with respect to such issue from time to time until a quorum shall be present with respect to such issue, but voting may take place with respect to issues for which a quorum is present. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned with respect to any one or more items of business for any lawful purpose, provided that no meeting shall be adjourned for more than six months beyond the originally scheduled date. Any adjourned session or sessions may be held, within a reasonable time after the date for the original meeting without the necessity of further notice. A majority of the Shares voted at a meeting at which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or By-Laws.

      5.    Each Shareholder, upon request to the Trust in proper form determined by the Trust, shall be entitled to require the Trust to redeem from the net assets of that Series all or part of the Shares of such Series and Class standing in the name of such Shareholder. The method of computing such net asset value, the time at which such net asset value shall be computed and the time within which the Trust shall make payment therefor, shall be determined as hereinafter provided in Article SEVENTH of this
Declaration of Trust. Notwithstanding the foregoing, the Trustees, when permitted or required to do so by the 1940 Act, may suspend the right of the
Shareholders to require the Trust to redeem Shares.

      6.    No Shareholder shall, as such holder, have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

      7.    All persons who shall acquire Shares shall acquire the same subject to the provisions of the Declaration of Trust.

      8.    Cumulative voting for the election of Trustees shall not be allowed.

      ARTICLE SIXTH - THE TRUSTEES
      -------------   ------------

      1.    The persons who shall act as Trustees until their successors are duly chosen and qualify are the trustees executing this Declaration of Trust or any counterpart thereof. However, the By-Laws of the Trust may fix the number of Trustees at a number greater or lesser than the number of initial
Trustees and may authorize the Trustees to increase or decrease the number of
Trustees, to fill any vacancies on the Board which may occur for any reason including any vacancies created by any such increase in the number of
Trustees, to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms of office or make their terms of office of indefinite duration, all subject to the 1940 Act, as amended from time to time, and to this Article SIXTH. Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

      2.    A Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative vote of the holders of two-thirds of the outstanding Shares, present in person or by proxy at any meeting of Shareholders called for such purpose; such a meeting shall be called by the Trustees when requested in writing to do so by the record holders of not less than ten per centum of the outstanding Shares. A Trustee may also be removed by the Board of Trustees, as provided in the By-Laws of the Trust.

      3.    The Trustees shall make available a list of names and addresses of all Shareholders as recorded on the books of the Trust, upon receipt of the request in writing signed by not less than ten Shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at not less than $25,000 at current offering price (as defined in the then effective Prospectus and/or Statement of Additional
Information relating to the Shares under the Securities Act of 1933, as amended from time to time) or holding not less than 1% in amount of the entire amount of Shares issued and outstanding; such request must state that such Shareholders wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting to take action pursuant to part 2 of this Article SIXTH and be accompanied by a form of communication to the Shareholders. The Trustees may, in their discretion, satisfy their obligation under this part 3 by either making available the Shareholder list to such Shareholders at the principal offices of the Trust, or at the offices of the Trust's transfer agent, during regular business hours, or by mailing a copy of such communication and form of request, at the expense of such requesting Shareholders, to all other Shareholders, and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940
Act.

      ARTICLE SEVENTH - POWERS OF TRUSTEES
      ---------------   ------------------

      The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust, the Trustees and the Shareholders.

      1.    As soon as any Trustee is duly elected by the Shareholders or the
Trustees and shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

      2.    The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Series but the Trust shall continue in full force and effect pursuant to the terms of this Declaration of Trust.

      3.    The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall have, as a holder of beneficial interest in the Trust, any authority, power or right whatsoever to transact business for or on behalf of the Trust, or on behalf of the Trustees, in connection with the property or assets of the Trust, or in any part thereof.

      4.    The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute, and to authorize the officers and agents of the Trust to make and execute, any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to
Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion and to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of
Trust or by the By-Laws of the Trust, and in addition to the powers otherwise granted herein, the Trustees shall have power and authority:

            (a)   to adopt By-Laws not inconsistent with this Declaration of
Trust providing for the conduct of the business of the Trust, including meetings of the Shareholders and Trustees, and other related matters, and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

            (b)   to elect and remove such officers and appoint and terminate such officers as they consider appropriate with or without cause, and to appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; to appoint and designate from among the Trustees or other qualified persons such committees as the Trustees may determine and to terminate any such committee and remove any member of such committee;

            (c)   to employ as custodian of any assets of the Trust one or
more banks, trust companies, companies that are members of a national securities exchange, or any other entity qualified and eligible to act as a custodian under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder, subject to any conditions set forth in this Declaration of Trust or in the By-Laws, and may authorize such depository or custodian to employ subcustodians or agents;

            (d)   to retain one or more transfer agents and shareholder
servicing agents, or both, and may authorize such transfer agents or servicing agents to employ sub-agents;

            (e)   to provide for the distribution of Shares either through a principal underwriter or the Trust itself or both or otherwise;

            (f)   to set record dates by resolution of the Trustees or in the manner provided for in the By-Laws of the Trust;

            (g)   to delegate such authority as they consider desirable to
any officers of the Trust and to any investment advisor, manager, custodian or underwriter, or other agent or independent contractor;

            (h)   to vote or give assent, or exercise any rights of
ownership, with respect to stock or other securities or property held in
Trust hereunder; and to execute and deliver powers of attorney to or otherwise authorize by standing policies adopted by the Trustees, such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

            (i)   to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

            (j)   to hold any security or property in a form not indicating
any trust, whether in bearer, unregistered or other negotiable form, either in its own name or in the name of a custodian, subcustodian or a nominee or nominees or otherwise;

            (k)   to consent to or participate in any plan for the
reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security or instrument held in the Trust;

            (l)   to join with other holders of any security or instrument in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or instrument with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

     (m) to sue or be sued in the name of the Trust;

     (n) to  compromise,  arbitrate,  or otherwise  adjust claims in favor of or against the Trust or any matter in  controversy  including,  but not limited to, claims for taxes;

     (o) to make,  by  resolutions  adopted  by the  Trustees  or in the  manner provided  in the  By-Laws,  distributions  of  income  and of  capital  gains to
Shareholders;

     (p) to borrow money and to pledge,  mortgage or  hypothecate  the assets of the Trust or any part thereof,  to the extent and in the manner permitted by the
1940 Act;

     (q) to enter into investment advisory or management  contracts,  subject to the  1940  Act,  with  any  one  or  more  corporations,  partnerships,  trusts, associations or other persons;

     (r) to make loans of cash and/or securities or other assets of the Trust;

     (s) to change  the name of the Trust or any Class or Series of the Trust as they consider appropriate without prior shareholder approval;

     (t) to establish  officers' and Trustees' fees or compensation  and fees or compensation  for  committees  of the  Trustees  to be paid by the Trust or each
Series thereof in such manner and amount as the Trustees may determine;

     (u) to invest all or any portion of the  Trust's  assets in any one or more registered  investment  companies,  including investment by means of transfer of such assets in exchange for an interest or interests in such investment  company or investment companies or by any other means approved by the Trustees;

     (v) to determine  whether a minimum  and/or  maximum  value should apply to accounts  holding  shares,  to fix such values and establish  the  procedures to cause the involuntary  redemption of accounts that do not satisfy such criteria;
and

     (w) to enter into joint ventures,  general or limited  partnerships and any other combinations or associations;

     (x) to endorse or guarantee  the payment of any notes or other  obligations of any person; to make contracts of guaranty or suretyship,  or otherwise assume liability for payment thereof;

     (y) to purchase and pay for entirely out of Trust  property such  insurance and/or bonding as they may deem necessary or appropriate  for the conduct of the business, including, without limitation,  insurance policies insuring the assets of the Trust  and  payment  of  distributions  and  principal  on its  portfolio
investments,  and  insurance  policies  insuring  the  Shareholders,   Trustees,
officers,   employees,  agents,  consultants,   investment  advisors,  managers,
administrators,    distributors,    principal   underwriters,   or   independent
contractors,  or any thereof (or any person connected  therewith),  of the Trust individually  against  all claims and  liabilities  of every  nature  arising by reason of  holding,  being or having  held any such  office or  position,  or by reason of any action alleged to have been taken or omitted by any such person in any such capacity,  including any action taken or omitted that may be determined to  constitute  negligence,  whether  or not the Trust  would  have the power to indemnify such person against such liability;

     (z) to pay pensions  for faithful  service,  as deemed  appropriate  by the
Trustees, and to adopt, establish and carry out pension,  profit-sharing,  share bonus,  share  purchase,  savings,  thrift and other  retirement,  incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and  annuity  contracts  as a means  of  providing  such  retirement  and  other benefits, for any or all of the Trustees,  officers, employees and agents of the
Trust;

            (aa)  to adopt on behalf of the Trust or any Series with respect to any Class thereof a plan of distribution and related agreements thereto pursuant to the terms of Rule 12b-1 of the 1940 Act and to make payments from the assets of the Trust or the relevant Series pursuant to said Rule 12b-1
Plan;

            (bb)  to operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations;

            (cc)  to issue, sell, repurchase, redeem, retire, cancel,
acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article FOURTH and part 4, Article
FIFTH, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued;

            (dd)  in general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

      The foregoing clauses shall be construed both as objectives and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

      5.    No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

      6.    (a)   The Trustees shall have no power to bind any Shareholder
personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. This paragraph shall not limit the right of the Trustees to assert claims against any shareholder based upon the acts or omissions of such shareholder or for any other reason.

            (b)   Whenever this Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder, such action shall mean that taken by the Board of Trustees by vote of the majority of a quorum of
Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

            (c)   The Trustees shall possess and exercise any and all such
additional powers as are reasonably implied from the powers herein contained such as may be necessary or convenient in the conduct of any business or enterprise of the Trust, to do and perform anything necessary, suitable, or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects, herein enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts and things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the
Trustees. Without limiting the generality of the foregoing, except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust.

            (d)   The Trustees shall have the power, to the extent not
inconsistent with the 1940 Act, to determine conclusively whether any moneys, securities, or other properties of the Trust are, for the purposes of this
Trust, to be considered as capital or income and in what manner any expenses or disbursements are to be borne as between capital and income whether or not in the absence of this provision such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

      7.    The By-Laws of the Trust may divide the Trustees into classes and prescribe the tenure of office of the several classes, but no class of
Trustee shall be elected for a period shorter than that from the time of the election following the division into classes until the next meeting of
Trustees and thereafter for a period shorter than the interval between meetings of Trustees or for a period longer than five years, and the term of office of at least one class shall expire each year.

      8.    The Shareholders shall, for any lawful purpose, have the right to inspect the records, documents, accounts and books of the Trust, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

      9.    Any officer elected or appointed by the Trustees or by the
Shareholders or otherwise, may be removed at any time, with or without cause.

      10.   The Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of
Massachusetts, to keep the books of the Trust outside of said Commonwealth at such places as may from time to time be designated by them. Action may be taken by the Trustees without a meeting by unanimous written consent or by telephone or similar method of communication.

      11.   Securities held by the Trust shall be voted in person or by proxy by the President or a Vice-President, or such officer or officers of the
Trust or such other agent of the Trust as the Trustees shall designate or otherwise authorize by standing policies adopted by the Trustees for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees.

      12.   (a)   Subject to the provisions of the 1940 Act, any Trustee,
officer or employee, individually, or any partnership of which any Trustee, officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer, partner, director, trustee, employee or stockholder, or otherwise may have an interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in such case a Trustee, officer or employee or a partnership, corporation or association of which a Trustee, officer or employee is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Trustees including those
Trustees who are not so interested and who are neither "interested" nor
"affiliated" persons as those terms are defined in the 1940 Act, or a majority thereof; and any Trustee who is so interested, or who is also a director, officer, partner, trustee, employee or stockholder of such other corporation or a member of such partnership or association which is so interested, may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

            (b)   Specifically, but without limitation of the foregoing, the
Trust may enter into a management or investment advisory contract or underwriting contract and other contracts with, and may otherwise do business with any manager or investment advisor for the Trust and/or principal underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment advisor and/or principal underwriter and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust notwithstanding that the Trustees of the Trust may be composed in part of partners, directors, officers or employees of any such firm or corporation, and officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or corporation, and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected thereby, nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or transaction; provided that nothing herein shall protect any director or officer of the Trust against any liability to the trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            (c)   As used in this paragraph the following terms shall have
the meanings set forth below:

                  (i)   the term "indemnitee" shall mean any present or
former Trustee, officer or employee of the Trust, any present or former
Trustee, partner, Director or officer of another trust, partnership, corporation or association whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                  (ii)  the term "covered proceeding" shall mean any
threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                  (iii) the term "disabling conduct" shall mean willful
misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                  (iv)  the term "covered expenses" shall mean expenses
(including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                  (v)   the term "adjudication of liability" shall mean, as
to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

            (d)   The Trust shall not indemnify any indemnitee for any
covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

            (e)   Except as set forth in paragraph (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, such indemnification by the Trust to be to the fullest extent now or hereafter permitted by any applicable law unless the By-laws limit or restrict the indemnification to which any indemnitee may be entitled. The
Board of Trustees may adopt by-law provisions to implement subparagraphs (c),
(d) and (e) hereof.

            (f)   Nothing herein shall be deemed to affect the right of the
Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnities to the extent permitted by applicable law or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by applicable law. Such rights to indemnification shall not, except as otherwise provided by law, be deemed exclusive of any other rights to which such indemnitee may be entitled under any statute, By-Law, contract or otherwise.

      13.   The Trustees are empowered, in their absolute discretion, to establish the bases or times, or both, for determining the net asset value per Share of any Class and Series in accordance with the 1940 Act and to authorize the voluntary purchase by any Class and Series, either directly or through an agent, of Shares of any Class and Series upon such terms and conditions and for such consideration as the Trustees shall deem advisable in accordance with the 1940 Act.

      14.   Payment of the net asset value per Share of any Class and Series properly surrendered to it for redemption shall be made by the Trust within seven days, or as specified in any applicable law or regulation, after tender of such stock or request for redemption to the Trust for such purpose together with any additional documentation that may be reasonably required by the Trust or its transfer agent to evidence the authority of the tenderor to make such request, plus any period of time during which the right of the holders of the shares of such Class of that Series to require the Trust to redeem such shares has been suspended. Any such payment may be made in portfolio securities of such Class of that Series and/or in cash, as the
Trustees shall deem advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have Shares redeemed in kind.

      15.   The Trust shall have the right, at any time, without prior notice to the Shareholder to redeem Shares of the Class and Series held by a
Shareholder held in any account registered in the name of such Shareholder for its current net asset value, for any reason, including, but not limited to, (i) the determination that such redemption is necessary to reimburse either that Series or Class of the Trust or the distributor (i.e., principal underwriter) of the Shares for any loss either has sustained by reason of the failure of such Shareholder to make timely and good payment for Shares purchased or subscribed for by such Shareholder, regardless of whether such
Shareholder was a Shareholder at the time of such purchase or subscription,
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him and subject to and upon such terms and conditions as the Trustees may from time to time prescribe, (iv) pursuant to authorization by a Shareholder to pay fees or make other payments to one or more third parties, including, without limitation, any affiliate of the investment advisor of the Trust or any Series thereof, or (v) if the aggregate net asset value of all Shares of such Shareholder (taken at cost or value, as determined by the Board) has been reduced below an amount established by the Board of Trustees from time to time as the minimum amount required to be maintained by Shareholders.

      ARTICLE EIGHTH - LICENSE
      --------------   -------

      The name "Oppenheimer" included in the name of the Trust and of any
Series shall be used pursuant to a royalty-free, non-exclusive license from
OppenheimerFunds, Inc. ("OFI"), incidental to and as part of any one or more advisory, management or supervisory contracts which may be entered into by the Trust with OFI. Such license shall allow OFI to inspect and subject to the control of the Board of Trustees to control the nature and quality of services offered by the Trust under such name. The license may be terminated by OFI upon termination of such advisory, management or supervisory contracts or without cause upon 60 days' written notice, in which case neither the
Trust nor any Series or Class shall have any further right to use the name
"Oppenheimer" in its name or otherwise and the Trust, the Shareholders and its officers and Trustees shall promptly take whatever action may be necessary to change its name and the names of any Series or Classes accordingly.

      ARTICLE NINTH - MISCELLANEOUS:
      -------------   -------------

      1.    In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the
Shareholder or former Shareholder (or the Shareholders' heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any such claim made against any
Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

      2.    It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any other form of a legal relationship other than a trust, as contemplated in
Massachusetts General Laws Chapter 182. No individual Trustee hereunder shall have any power to bind the Trust unless so authorized by the Trustees, or to personally bind the Trust's officers or any Shareholder. All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under any such credit, transaction, contract or claim; and neither the Shareholders nor the
Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor; notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by Trust or the Trustees. There is hereby expressly disclaimed
Shareholder and Trustee liability for the acts and obligations of the Trust.
Nothing in this Declaration of Trust shall protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of
Trustee or of such officer hereunder.

      3.    The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of part 2 of this Article NINTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing,
(a) Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, advisor, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other
Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operations of this Declaration of Trust, applicable laws, contracts, obligations, transactions or any other business the Trust may enter into, and subject to the provisions of part 2 of this
Article NINTH, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a party who has been appointed by the Trustees or with whom the Trust has entered into a contract pursuant to Article SEVENTH. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

      4.    This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a) and (b) of this part 4.

(a)   Subject to applicable Federal and State law, and except as otherwise provided in part 5 of this Article NINTH, the Trustees, with the Majority
Vote of Shareholders of an affected Series or Class, may sell and convey all or substantially all the assets of that Series or Class (which sale may be subject to the retention of assets for the payment of liabilities and expenses and may be in the form of a statutory merger to the extent permitted by applicable law) to another issuer or to another Series or Class of the
Trust for a consideration which may be or include securities of such issuer or may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the
Trust property or Trust property allocated or belonging to such Series or
Class, upon such terms and conditions and for such consideration when and as authorized by such vote. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds among the holders of the outstanding Shares of the Series or Class, the assets of which have been so transferred, in proportion to the relative net asset value of such Shares.

            (b)   Upon completion of the distribution of the remaining
proceeds or the remaining assets as provided in sub-section (a) hereof or pursuant to part 3(d) of Article FOURTH, as applicable, the Series the assets of which have been so transferred shall terminate, and if all the assets of the Trust have been so transferred, the Trust shall terminate and the
Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

      5.    Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organization, under the laws of any jurisdiction, to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or
Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series or Class holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this part 5, Article NINTH, the Trust or any Series or Class thereof sells, conveys, or transfers all or a substantial portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfer or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other approved by the Trustees.

      6.    The original or a copy of this instrument and of each restated
declaration of trust or instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental or restated declaration of trust shall be filed with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such supplemental or restated
declarations of trust have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such supplemental or restated declaration of trust. In this instrument or in any such supplemental or restated declaration of trust, references to this instrument, and all expressions like "herein", "hereof"
and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such supplemental or restated declaration of trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

      7.    The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the
Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

      8.    In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

      9.    Whenever any action is taken under this Declaration of Trust including action which is required or permitted by the 1940 Act or any other applicable law, such action shall be deemed to have been properly taken if such action is in accordance with the construction of the 1940 Act or such other applicable law then in effect as expressed in "no action" letters of the staff of the Commission or any release, rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction, notwithstanding that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

      10.   Any action which may be taken by the Board of Trustees under this
Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective prospectus and/or statement of additional information relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

      11.   Whenever under this Declaration of Trust, the Board of Trustees is permitted or required to place a value on assets of the Trust, such action may be delegated by the Board, and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

      12.   The Trustee may, without the vote or consent of the Shareholders, amend or otherwise supplement this Declaration of Trust by executing or authorizing an officer of the Trust to execute on their behalf a Restated
Declaration of Trust or a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof, provided, however, that none of the
                                     --------  -------
following amendments shall be effective unless also approved by a Majority
Vote of Shareholders: (i) any amendment to parts 1, 3 and 4, Article FIFTH;
(ii) any amendment to this part 12, Article NINTH; (iii) any amendment to part 1, Article NINTH; and (iv) any amendment to part 4(a), Article NINTH that would change the voting rights of Shareholders contained therein. Any amendment required to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of any Series or Class shall, with respect to the Series or Class so affected, be authorized by vote of the
Shareholders of that Series or Class and no vote of Shareholders of a Series or Class not affected by the amendment with respect to that Series or Class shall be required. Notwithstanding anything else herein, any amendment to
Article NINTH, part 1 shall not limit the rights to indemnification or insurance provided therein with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

      13.   The captions used herein are intended for convenience of
reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Agreement. As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the
16th day of January 2003.

                          [SIGNATURE LINES OMITTED]